Exhibit 10.2

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Agreement”), dated as of May 11, 2011, is by and between MIDLAND STATES BANCORP, INC., an Illinois corporation and successor by merger to Midland States Bancorp, Inc., a Delaware corporation (“Borrower”), and RICHARD E. WORKMAN 2001 TRUST, an Illinois trust dated July 4, 2001 (“Lender”).

RECITALS:

A.            Borrower and Lender are parties to:

(i)            that certain Amended and Restated Credit Agreement, dated as of December 31, 2010 (as amended, modified or supplemented from time to time, the “Credit Agreement”);

(ii)           that certain Amended and Restated 2009 Exchange and Warrant Purchase Agreement, dated as of December 31, 2010 (the “2009 Warrant Purchase Agreement”), pursuant to which Borrower issued and granted to Lender that certain Preferred Stock Purchase Warrant, dated December 31, 2010 (the “Series C Warrant”), which grants Lender the right to purchase up to 630 shares of Borrower’s Series C 9% Non-Cumulative Perpetual Convertible Preferred Stock (“Series C Preferred Stock”);

(iii)          that certain Amended and Restated 2010 Exchange and Warrant Purchase Agreement, dated as of December 31, 2010 (the “2010 Warrant Purchase Agreement”), pursuant to which Borrower issued and granted to Lender that certain Preferred Stock Purchase Warrant, dated December 31, 2010 (the “Series D Warrant”), which grants Lender the right to purchase up to 500 shares of Borrower’s Series D 9% Non-Cumulative Perpetual Convertible Preferred Stock (“Series D Preferred Stock”); and

(iv)          that certain Registration Rights Agreement, dated as of January 18, 2011 (the “Rights Agreement”), pursuant to which Borrower granted to Lender and its permitted assignees certain registration rights with respect to shares of Borrower’s common stock, par value $0.01 per share (“Common Stock”), including any of such common stock issuable upon conversion of any shares of Series C Preferred Stock or Series D Preferred Stock acquired upon exercise of the Series C Warrant or Series D Warrant, respectively.

B.            Borrower desires to amend the Credit Agreement, the 2009 Warrant Purchase Agreement, the 2010 Warrant Purchase Agreement and the Rights Agreement, and Lender is willing to do so on the terms and subject to the conditions set forth herein.

C.            Concurrently herewith, in connection with the amendment of the 2009 Warrant Purchase Agreement and the 2010 Warrant Purchase Agreement: (i) Borrower is executing and delivering to Lender that certain Preferred Stock Purchase Warrant, dated May 11, 2011, pursuant to which Lender has the right to purchase up to 630 shares of Borrower’s Series E 9% Non-Cumulative Perpetual Convertible Preferred Stock (the “Series E Preferred Stock” and such Warrant, the “Series E Warrant”), and Lender is surrendering to Borrower the Series C

Warrant in exchange for the Series E Warrant; and (ii) Borrower is executing and delivering to Lender that certain Preferred Stock Purchase Warrant, dated May 11, 2011, pursuant to which Lender has the right to purchase up to 500 shares of Borrower’s Series F 9% Non-Cumulative Perpetual Convertible Preferred Stock (the “Series F Preferred Stock” and such Warrant, the “Series F Warrant”), and Lender is surrendering to Borrower the Series F Warrant in exchange for the Series D Warrant.

NOW, THEREFORE, in consideration of the premises, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Definitions.   Capitalized terms defined in the Credit Agreement which are used herein shall have the meanings as are set forth in the Credit Agreement on the date hereof for such terms unless otherwise defined herein, subject to the next sentence of this Section 1.  References to the Credit Agreement and the other Financing Documents shall be deemed to refer to such Financing Documents as amended hereby except in Sections 3, 4, 5, 6 and 7 where such references shall be deemed to refer to such documents before giving effect to the amendments set forth in this Agreement.

2.             Confirmation of Liabilities.  Borrower agrees and acknowledges that the obligations and the unpaid balance of the Liabilities remain outstanding as of the date hereof and shall remain outstanding after the Effective Date (as defined below) and after giving effect to the transactions contemplated hereby, and the continuance thereof are hereby acknowledged, confirmed and ratified in all respects.

3.             Amendments to Credit Agreement.  Subject to the complete satisfaction of all of the conditions set forth in Section 9 of this Agreement, the Credit Agreement is amended as follows:

3.1          The following definitions set forth in Section 1.1 of the Credit Agreement are deleted in their entirety:

“Series C Warrant” means that certain Series C Preferred Stock Warrant dated as of December 31, 2010 between Borrower and Lender.

“Series D Warrant” means that certain Series D Preferred Stock Warrant dated as of December 31, 2010 between Borrower and Lender.

3.2          The following definitions are added to Section 1.1 of the Credit Agreement:

“Series E Warrant” means that certain Series E Preferred Stock Purchase Warrant dated as of May 11, 2011 between Borrower and Lender.

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“Series F Warrant” means that certain Series F Preferred Stock Purchase Warrant dated as of May 11, 2011 between Borrower and Lender.

3.3          The following definitions in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

“Financing  Documents” shall mean, collectively, this Agreement, the Notes, the Exchange Agreements, the Preferred Subscription Documents, the Registration Rights Agreement, the Warrants, and all other documents, instruments and agreements delivered to Lender in connection therewith (including without limitation the Governing Documents as amended in connection with the issuance of the Warrants).

“Warrants” shall mean, collectively, the Series E Warrant and the Series F Warrant.

3.4          Schedule 7.2 to the Credit Agreement is amended and restated as set forth in Schedule 7.2 attached hereto.

4.             Amendments to 2009 Warrant Purchase Agreement.  Subject to the complete satisfaction of all of the conditions set forth in Section 9 of this Agreement, the 2009 Warrant Purchase Agreement is amended as follows:

4.1          The following definitions are added to Section 1 of the 2009 Warrant Purchase Agreement:

“Series E Preferred Stock” shall mean Borrower’s Series E 9% Non-Cumulative Perpetual Convertible Preferred Stock.

“Series F Preferred Stock” shall mean Borrower’s Series F 9% Non-Cumulative Perpetual Convertible Preferred Stock.

4.2          Each occurrence of the term “Series C Preferred Stock” in the 2009 Warrant Purchase Agreement is deleted and replaced with the term “Series E Preferred Stock.”

4.3          Each occurrence of the term “Series C Warrant” in the 2009 Warrant Purchase Agreement is deleted and replaced with the term “Series E Warrant.”

4.4          Each occurrence of the term “Series D Warrant” in the 2009 Warrant Purchase Agreement is deleted and replaced with the term “Series F Warrant.”

4.5          Each reference to “Warrants” in the 2009 Warrant Purchase Agreement shall be deemed to be a reference to, collectively, the Series E Warrant and the Series F Warrant.

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5.             Amendments to 2010 Warrant Purchase Agreement.  Subject to the complete satisfaction of all of the conditions set forth in Section 9 of this Agreement, the 2010 Warrant Purchase Agreement is amended as follows:

5.1          The following definitions are added to Section 1 of the 2010 Warrant Purchase Agreement:

“Series E Preferred Stock” shall mean Borrower’s Series E 9% Non-Cumulative Perpetual Convertible Preferred Stock.

“Series F Preferred Stock” shall mean Borrower’s Series F 9% Non-Cumulative Perpetual Convertible Preferred Stock.

5.2          Each occurrence of the term “Series D Preferred Stock” in the 2010 Warrant Purchase Agreement is deleted and replaced with the term “Series F Preferred Stock.”

5.3          Each occurrence of the term “Series C Warrant” in the 2010 Warrant Purchase Agreement is deleted and replaced with the term “Series E Warrant.”

5.4          Each occurrence of the term “Series D Warrant” in the 2010 Warrant Purchase Agreement is deleted and replaced with the term “Series F Warrant.”

5.5          Each reference to “Warrants” in the 2010 Warrant Purchase Agreement shall be deemed to be a reference to, collectively, the Series E Warrant and the Series F Warrant.

6.             Amendments to Rights Agreement.  Subject to the complete satisfaction of all of the conditions set forth in Section 9 of this Agreement, the Rights Agreement is amended as follows:

6.1          The following definitions set forth in Section 1.1 of the Rights Agreement are deleted in their entirety:

“Series C Warrant” means the Preferred Stock Purchase Warrant, dated December 31, 2010, pursuant to which the Company has granted the Initial Holder the right to purchase Series C Preferred Stock on the terms and conditions specified therein.

“Series D Preferred Stock” means the Series D 9% Non-Cumulative Perpetual Convertible Preferred Stock of the Company.

“Series D Warrant” means the Preferred Stock Purchase Warrant, dated December 31, 2010, pursuant to which the Company has granted the Initial Holder the right to purchase Series D Preferred Stock on the terms and conditions specified therein.

6.2          The following definitions are added to Section 1.1 of the Rights Agreement:

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“Series E Preferred Stock” means the Series E 9% Non-Cumulative Perpetual Convertible Preferred Stock of the Company.

“Series E Warrant” means the Preferred Stock Purchase Warrant, dated May 11, 2011, pursuant to which the Company has granted the Initial Holder the right to purchase Series E Preferred Stock on the terms and conditions specified therein.

“Series F Preferred Stock” means the Series F 9% Non-Cumulative Perpetual Convertible Preferred Stock of the Company.

“Series F Warrant” means the Preferred Stock Purchase Warrant, dated May 11, 2011, pursuant to which the Company has granted the Initial Holder the right to purchase Series F Preferred Stock on the terms and conditions specified therein.

6.3          The following definitions set forth in Section 1.1 of the Rights Agreement are amended and restated in their entirety as follows:

“Registrable Securities” means any shares of Common Stock: (a) held by the Initial Holder at any time, including any shares of Common Stock issued or issuable upon the conversion of the Series C Preferred Stock currently held by the Initial Holder; (b) issued or issuable upon the conversion of any shares of Series E Preferred Stock or Series F Preferred Stock acquired or that may be acquired by any Holder upon the exercise of a Warrant; or (c) issued or issuable with respect to any shares of Common Stock referred to in the preceding clauses (a) and (b) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.  As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities have been sold pursuant to such registration statement, (ii) such securities shall have been sold to the public pursuant to Rule 144, (iii) such securities shall have ceased to be outstanding, or (iv) such securities have been transferred in a transaction in which the transferor’s rights hereunder are not assigned to a transferee or transferees in accordance with Section 6 hereof.  For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (by conversion, exercise or otherwise, including successive exercises and conversions), whether or not such acquisition has actually been effected.

“Warrants” means, collectively, the Series E Warrant and the Series F Warrant.

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6.4          Section 6 of the Rights Agreement is amended and restated in its entirety as follows:

6.             ASSIGNMENT.  This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.  The Initial Holder may assign, at any time, any or all of its rights hereunder with respect to any Registrable Securities held by the Initial Holder (but only with all related obligations) to an Affiliate, and any Holder (including the Initial Holder) may assign any or all of its rights hereunder (but only with all related obligations) to any Person or Persons to whom the Holder transfers or assigns (i) the Warrants, in whole or in part, in accordance with the terms and conditions thereof, (ii) any shares of Series E Preferred Stock or Series F Preferred Stock issued upon the exercise of the Warrants, or (iii) any shares of Common Stock issued upon the conversion of such Series E Preferred Stock or Series F Preferred Stock, with respect to any Registrable Securities acquired by such Person or Persons as a result of such transfer or assignment; provided that (i) the Company is, within thirty (30) Business Days after such transfer or assignment, furnished with written notice of the name and address of such transferee(s) or assignee(s) and the securities with respect to which such registration rights are being assigned and (ii) each such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement through the execution and delivery of a joinder, substantially in the form of Exhibit A hereto.

6.5          Exhibit A to the Rights Agreement is amended and restated in its entirety in the form of Exhibit A attached hereto.

7.             Amendments to Letter Agreement.  Subject to the complete satisfaction of all of the conditions set forth in Section 9 of this Agreement, that certain letter agreement dated December 31, 2010 between Lender and Borrower is amended by deleting clauses (f) and (g) of the first grammatical sentence thereof and inserting in lieu thereof the following:

(f) that certain Preferred Stock Purchase Warrant issued by the Company in favor of Lender regarding the Series E Preferred Stock (as amended, modified, supplemented or restated from time to time, the “Series E Warrant”), and (g) that certain Preferred Stock Purchase Warrant issued by the Company in favor of Lender regarding the Company’s Series F 9% Non-Cumulative Perpetual Convertible Stock (the “Series F Preferred Stock” and, together with the Series E Preferred Stock, collectively, the “Preferred Stock”) (as amended, modified, supplemented or restated from time to time, the “Series F Warrant” and, together with the Series E Warrant, collectively, the “Warrants”).

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8.             Issuance of Warrants.

8.1          Issuance of Series E Warrant.  On the Effective Date: (a) Borrower shall issue and grant to Lender a Preferred Stock Purchase Warrant, in the form attached hereto as Exhibit B, pursuant to which Lender shall have the right to purchase up to 630 shares of Series E Preferred Stock, subject to adjustment as provided therein and on the terms and conditions specified therein (the “Series E Warrant”); and (b) Lender shall surrender to Borrower the Series C Warrant in exchange for the Series E Warrant.

8.2          Issuance of Series F Warrant.  On the Effective Date: (a) Borrower shall issue and grant to Lender a Preferred Stock Purchase Warrant, in the form attached hereto as Exhibit C, pursuant to which Lender shall have the right to purchase up to 500 shares of Series F Preferred Stock, subject to adjustment as provided therein and on the terms and conditions specified therein (the “Series F Warrant”; the Series E Warrant and the Series F Warrant are referred to herein, collectively, as the “Warrants”); and (b) Lender shall surrender to Borrower the Series D Warrant in exchange for the Series F Warrant.

9.             Conditions to Effective Date.  Sections 3, 4, 5, 6, 7 and 8 of this Agreement will become effective only when each of the following conditions has been satisfied as determined by Lender in its reasonable discretion (the date of such satisfaction being hereafter referred to as the “Effective Date”):

9.1          Documents.  Lender shall have received each of the following agreements, instruments and other documents, in each case in form and substance acceptable to Lender in its reasonable discretion:

(a)           this Agreement duly executed and delivered by Borrower and Lender;

(b)           the documents, instruments, agreements, opinions, certificates and other items listed on the Document Checklist attached hereto as Exhibit D; and

(c)           such other documents, instruments, agreements, opinions, certificates and other items as Lender may request.

9.2          Charter Amendment.  Borrower’s Charter has been amended to adopt the “Statement of Resolutions Establishing Series E 9% Non-Cumulative Perpetual Convertible Preferred Stock” in the form attached hereto as Exhibit E and to adopt the “Statement of Resolutions Establishing Series F 9% Non-Cumulative Perpetual Convertible Preferred Stock” in the form attached hereto as Exhibit F.

9.3          Proceedings; Approvals.  All corporate proceedings taken or to be taken in connection with the transactions contemplated hereby and all agreements, instruments, certificates and other documents relating thereto shall be in form and substance satisfactory to Lender as determined in its reasonable discretion.  All regulatory and other legal approvals required in connection with the transactions contemplated by this Agreement, if any, shall have been duly obtained and be in full force and effect.

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9.4          Representations and Warranties; No Default.  As of the Effective Date, both immediately before and after giving effect to consummation of the transactions contemplated hereby: (a) the representations and warranties contained in this Agreement and in the Financing Agreements shall be true and correct; and (b) no Default or Event of Default shall exist.

9.5          Legal.  All regulatory and other legal matters relating to the transactions contemplated hereby shall be satisfactory to Lender (and its legal counsel).

9.6          Fees.  All fees and expenses required to be paid to Lender and Lender’s counsel on or prior to the Effective Date shall have been paid in full.

10.          Acknowledgment of Rights.  Borrower hereby acknowledges that, as of the Effective Date: (a) it has no defenses, claims or set-offs to the enforcement by Lender of the Liabilities, and (b) Lender has fully performed all undertakings and obligations owed to Borrower under the Financing Documents.

11.          Release.  Borrower, for itself and its shareholders, directors, officers, successors, assigns, heirs and representatives, does hereby fully, finally and unconditionally release and forever discharge Lender and each of its shareholders, affiliates, agents, attorneys, employees, directors, and officers and the successors, assigns, heirs and representatives of each of the foregoing, from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case whether known or unknown, contingent or fixed, direct or indirect and of whatever nature or description and whether in law or in equity under contract, tort, statute or otherwise, which Borrower has heretofore had or now or hereafter can, shall or may have by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Effective Date arising out of, connected with or related in any way to this Agreement, the Credit Agreement, the other Financing Documents, any proposal letter, commitment letter or term sheet, or any act, event or transaction related or attendant thereto, the agreements of Lender contained therein, the possession, use, operation or control of any of the assets of Borrower, the making of any loan or any other advances, the management of any loan or other advances or any collateral or any other matter whatsoever.

12.          Representations, Warranties and Agreements.  Borrower represents, warrants and agrees that:

12.1        Existence and Power.  Borrower: (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois; and (b) has the corporate power and authority and all governmental licenses, authorizations, consents and approvals to own its assets and carry on its business and to execute, deliver, and perform its obligations under this Agreement, the Credit Agreement, the Warrants and the other Financing Documents to which it is a party.

12.2        Authorization; No Contravention.  The execution, delivery and performance by Borrower of this Agreement, the Credit Agreement, the Warrants and the other Financing Documents to which it is a party have been duly authorized by all necessary action,

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and do not: (i) contravene the terms of any of Borrower’s Governing Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Financing Document or other Contractual Obligation to which Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which Borrower or its Property is subject; or (iii) violate any Requirement of Law binding on Borrower.

12.3        Warrants, Etc. The Statement of Resolution Establishing Series of Series E 9% Non-Cumulative Perpetual Convertible Preferred Stock of Borrower and the Statement of Resolution Establishing Series of Series F 9% Non-Cumulative Perpetual Convertible Preferred Stock of Borrower have been filed with the Secretary of State of Illinois and are effective.  The Series E Warrant is exercisable, upon the basis and upon the terms and conditions specified therein, for the same number of shares of Borrower Series E Preferred Stock as the number of shares of Series C Preferred Stock issuable upon the exercise of the Series C Warrant immediately prior to the effectiveness of this Agreement and the transactions contemplated hereby; and the Series F Warrant is exercisable, upon the basis and upon the terms and conditions specified therein, for the same number of shares of Borrower Series F Preferred Stock as the number of shares of Series D Preferred Stock issuable upon the exercise of the Series D Warrant immediately prior to the Reincorporation immediately prior to the effectiveness of this Agreement and the transactions contemplated hereby.  The authorized, issued and outstanding Equity Interests of Borrower as of the Effective Date are as set forth on attached Schedule 7.2.  The issuance of (i) the shares of Borrower Series E Preferred Stock and Borrower Series F Preferred Stock issuable upon exercise of the Warrants and (ii) the shares of common stock of Borrower into which such shares of Borrower Series E Preferred Stock and the Borrower Series F Preferred Stock are convertible, in accordance with the Series E Statement of Resolution and the Series F Statement of Resolution, respectively, has been duly authorized by all necessary corporate action on the part of Borrower.  The Borrower has duly reserved for issuance, out of its authorized and unissued shares of capital stock, (i) such number of shares of Borrower Series E Preferred Stock and Borrower Series F Preferred Stock as are issuable upon the exercise of the Series E Warrant and Series F Warrant, respectively, and (ii) such number of shares of common stock of Borrower into which such shares of Borrower Series E Preferred Stock and Borrower Series F Preferred Stock are convertible, in accordance with the Series E Statement of Resolution and the Series F Statement of Resolution, respectively, as of the date hereof.  All of the shares of Borrower Series E Preferred Stock and Borrower Series F Preferred Stock issuable upon the exercise of the Warrants will be, upon such exercise, and all of the shares of common stock of Borrower issuable upon the conversion of such shares of Borrower Series E Preferred Stock and Borrower Series F Preferred Stock will be, upon such conversion, validly issued, fully paid, and non-assessable and free of statutory and contractual preemptive rights.  The issuance by Borrower of the Borrower Series E Preferred Stock and Borrower Series F Preferred Stock to Lender upon the exercise of the Warrants and the issuance of the common stock of Borrower to Lender upon the conversion of such Borrower Series E Preferred Stock and Borrower Series F Preferred Stock do not require registration under the Securities Act of 1933, as amended, or registration or qualification under the securities laws of the State of Illinois.

12.4        Governmental Authorization.  No approval, consent, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Borrower

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of this Agreement, the Credit Agreement, the Warrants and the other Financing Documents to which it is a party, except those obtained or made on or prior to the date of this Agreement.

12.5        Binding Effect.  This Agreement, the Credit Agreement, the Warrants and the other Financing Documents to which Borrower is a party constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

12.6        Conditions.  Each of the conditions to the occurrence of the Effective Date set forth in Section 9 of this Agreement has occurred and each of the representations and warranties set forth in this Agreement are true and correct in all material respects.

12.7        Survival.  All indemnification obligations of Borrower contained in the Credit Agreement and the other Financing Documents shall survive and continue in favor of Lender and each other indemnified Person thereunder.  In addition, the representations, warranties and agreements made in this Agreement, or in any document delivered pursuant hereto, shall survive the execution and delivery of this Agreement and the consummation of the transactions described herein or contemplated hereby or by the Financing Documents.

13.          Effect.

13.1        Upon the Effective Date, each reference in any of the Agreements and all documents, instruments and agreements executed and/or delivered in connection with any of the Agreements to any agreement amended or amended and restated in connection with the conditions to the Effective Date shall mean and be a reference to the agreement, instrument or document as so amended or so amended and restated.

13.2        Except for the Series C Warrant (which is being exchanged for the Series E Warrant pursuant to Section 8.1 hereof) and the Series D Warrant (which is being exchanged for the Series F Warrant pursuant to Section 8.2 hereof), the Credit Agreement, the other Financing Documents and all documents, instruments and agreements executed and/or delivered in connection with any of the Financing Documents shall remain in full force and effect, and are hereby ratified and confirmed in all respects.

13.3        The execution, delivery and effectiveness of this Agreement shall not: (a) operate as a waiver of any Default or Event of Default; (b) operate as a waiver of any right, power or remedy of Lender; or (c) constitute a waiver of any other provision of the Credit Agreement or any other Financing Document.

13.4        Each of this Agreement and the Warrants shall be deemed to be Financing Documents under the Credit Agreement.

14.          General.

14.1        Further Assurances.  Promptly upon request by Lender, Borrower shall, and Borrower shall cause each of its Subsidiaries to, take such additional actions as Lender may

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reasonably require from time to time in order to: (a) carry out more effectively the purposes of this Agreement; and (b) better assure, convey, grant, assign, transfer, preserve, protect and confirm to Lender the rights granted or now or hereafter intended to be granted to Lender under this Agreement or under any other document executed in connection therewith.

14.2        Costs and Attorneys’ Fees.  Borrower shall reimburse Lender on demand for all expenses and fees paid or incurred in connection with the analysis, documentation, negotiation and closing of this Agreement, including the reasonable fees and expenses of Lender’s attorneys and paralegals and consultants (whether such attorneys and paralegals are employees of Lender or are separately engaged by Lender), whether such expenses and fees are incurred prior to or after the date hereof.

14.3        Parties.  Whenever in this Agreement there is reference made to any of the parties hereto, such reference shall be deemed to include, wherever applicable, a reference to the successors and assigns of Borrower and the successors and assigns of Lender, and the provisions of this Agreement shall be binding upon and shall inure to the benefit of said successors and assigns.

14.4        Choice of Law.  This Agreement shall be deemed to be executed and has been delivered and accepted in Chicago, Illinois by signing and delivering it there.  This Agreement shall be governed and controlled by, and construed in accordance with  the laws of the State of Illinois as to interpretation, enforcement, validity, construction, effect, choice of law, and in all other respects.  Any dispute between the parties hereto arising out of, connected with, related to, or incidental to the relationship established between them in connection with this Agreement, and whether arising in contract, tort, equity, or otherwise, shall be resolved in accordance with the internal laws and not the conflicts of law provisions of the State of Illinois.

14.5        Waiver of Jury Trial.  Borrower and Lender waive any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise, between Lender and Borrower arising out of, connected with, related to or incidental to the relationship established between them in connection with this Agreement or any other instrument, document or agreement executed or delivered in connection therewith or the transactions related thereto.  Borrower and Lender hereby agree and consent that any such claim, demand, action or cause of action shall be decided by court trial without a jury and that any party may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

14.6        Severability.  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the  remainder of such provision or the remaining provisions of this Agreement.

14.7        Section Titles.  Article, section and subsection titles contained in this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

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14.8        Counterparts.  This Agreement may be executed and accepted in any number of counterparts, each of which shall be an original with the same effect as if the signatures were on the same instrument.  The delivery of a copy of an executed counterpart of the signature page to this Agreement by telecopier or other electronic means (including by email) shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Page Follows]

[Remainder of Page Left Blank Intentionally]

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IN WITNESS WHEREOF, this Amendment Agreement has been duly executed as of the day and year first above written.

MIDLAND STATES BANCORP, INC.

By:	/s/ Douglas J. Tucker

Name:	Douglas J. Tucker

Title:	Senior Vice President and Corporate Counsel

RICHARD E. WORKMAN 2001 TRUST

By:	/s/ Richard E. Workman
Name:	Richard E. Workman
Title:	Trustee

(Signature Page to Amendment Agreement)

EXHIBIT A

Revised Exhibit A to Registration Rights Agreement

*     *     *

FORM OF JOINDER TO THE

REGISTRATION RIGHTS AGREEMENT

THIS JOINDER (this “Joinder”) is made and entered into as of [                ], by and between Midland States Bancorp, an Illinois corporation (the “Company”), and [                ] (the “Holder”).  This Joinder joins the Holder to the Registration Rights Agreement, dated as of December 31, 2010 (as heretofore amended, modified or supplemented from time to time, the “Agreement”), by and among the Company and the Initial Holder (as defined in the Agreement).  Capitalized terms used in this Joinder but not otherwise defined will have the meanings set forth in the Agreement.

WHEREAS, (i) the Holder has acquired, directly or indirectly, shares of Common Stock through the acquisition of Warrants, shares of Series E Preferred Stock or Series F Preferred Stock issued upon the exercise of the Warrants, or shares of Common Stock issued upon the conversion of such Series E Preferred Stock or Series F Preferred Stock (the “Purchased Shares”), (ii) the Company desires to grant to the Holder certain registration rights in accordance with the terms of the Agreement, and (iii) it is a condition to the transfer or grant of such rights to the Holder that the Holder agrees to be bound by the terms of the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Joinder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1.             Agreement to be Bound.  The Holder and the Company agree that upon execution of this Joinder, the Holder will become a party to the Agreement and will be fully bound by, and subject to all of the covenants, terms and conditions of the Agreement as though an original party to the Agreement, and the Purchased Shares will be deemed Registrable Securities for all purposes of the Agreement, subject to the terms and conditions contained in the Agreement.

2.             Successors and Assigns.  Except as otherwise provided in this Joinder, this Joinder will bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Holder and any subsequent Holders of the Purchased Shares and the respective successors and assigns of each of them, so long as they hold such shares.

3.             Counterparts.  This Joinder may be executed in multiple counterparts (including facsimile and electronic counterparts), each of which shall be deemed to be an original and shall be binding upon the party who executed the same, and all of which taken together shall constitute one and the same agreement.

4.             Governing Law.  All issues and questions concerning the application, construction, validity, interpretation and enforcement of this Joinder shall be governed by, and construed in accordance with the laws of the State of Illinois, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

5.             Descriptive Headings.  The headings in this Joinder are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Joinder or any provision of this Joinder.

IN WITNESS WHEREOF, the parties to this Joinder have executed this Joinder as of the date first above written.

MIDLAND STATES BANCORP, INC.

By:
Its:

[HOLDER]

EXHIBIT B

Form of Series E Warrant

Series E Preferred Stock

Warrant No. P-1

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

MIDLAND STATES BANCORP, INC.

Preferred Stock Purchase Warrant
Expiring April 1, 2016

Effingham, Illinois
May 11, 2011

MIDLAND STATES BANCORP, INC., an Illinois corporation (the “Company”), for value received, hereby certifies that RICHARD E. WORKMAN 2001 TRUST (Richard E. Workman 2001 Trust and each Person to whom this Warrant has been assigned or transferred in accordance with the terms hereof is referred to herein as a “holder”) is entitled to purchase from the Company six hundred thirty (630) duly authorized, validly issued, fully paid and nonassessable shares of the Company’s Series E 9% Non-Cumulative Perpetual Convertible Preferred Stock, $2.00 par value per share (the “Original Preferred Stock”), at an initial exercise price per share of $10,000 per share, at any time or from time to time after the date of this Warrant and prior to 5:00 p.m., Chicago time, on April 1, 2016, subject to extension as provided in Section 1G (such time and date, as extended pursuant to Section 1G, if applicable, the “Expiration Date”), all subject to the terms, conditions and adjustments set forth below in this Warrant.

This Warrant (the “Warrant”, such term to include each Warrant issued in substitution herefor) is being issued in exchange for that certain Series C Preferred Stock Purchase Warrant, dated December 31, 2010, which was issued in connection with the issuance by the Company of the Company’s Tranche A 2009 Note due April 1, 2020, in the aggregate principal amount of $6,300,000 (the “Tranche A 2009 Note”) pursuant to that certain Amended and Restated Credit Agreement, dated as of December 31, 2010, between the Company and Richard E. Workman 2001 Trust, as Lender (as amended from time to time, the “Amended and Restated Credit Agreement”).  The Warrant originally issued hereby evidences rights to purchase six hundred thirty (630) shares of Original Preferred Stock, subject to adjustment as provided herein.  The term “Tranche A 2009 Note” as used herein shall include any note delivered in substitution or exchange for the Tranche A 2009 Note pursuant to the Amended and Restated Credit Agreement.  Certain capitalized terms used in this Warrant are defined in Section 15.

Section 1.              Exercise of Warrant.

1A.          Manner of Exercise.  This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day on or after the date of this Warrant to and including the Expiration Date, by surrender of this Warrant, with the form of subscription at the end hereof (or a reasonable facsimile thereof) duly executed by such holder, to the Company at its principal office at 133 West Jefferson Avenue, Effingham, Illinois 62401, Attention: Douglas J. Tucker, Senior Vice President and Corporate Counsel, or such other office or agency of the Company as the Company may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company (or, if such exercise shall be in connection with an underwritten public offering of shares of Common Stock issuable upon the conversion of the Preferred Stock (or Other Securities) subject to this Warrant, at the location at which the underwriters shall have agreed to accept delivery thereof), accompanied by payment in the amount (the “Exercise Payment Amount”) obtained by multiplying (a) the number of shares of Original Preferred Stock (without giving effect to any adjustment therein) designated in such form of subscription by (b) $10,000.  If this Warrant is exercised before July 1, 2013, the Exercise Payment Amount may be paid solely by the exchange of an amount of the principal of the Tranche A 2009 Note then outstanding equal to the Exercise Payment Amount.  If this Warrant is exercised on or after July 1, 2013, the Exercise Payment Amount may be paid, at the option of the holder, (i) in cash, by certified or official bank check payable to the order of the Company or by wire transfer of funds to the Company, (ii) by the exchange of an amount of the principal of the Tranche A 2009 Note then outstanding equal to the Exercise Payment Amount, or (iii) in accordance with Section 1F.

1B.          Adjustment to Number of Shares of Preferred Stock.  The number of duly authorized, validly issued, fully paid and nonassessable shares of Preferred Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Preferred Stock which would otherwise (but for the provisions of Section 2) be issuable upon such exercise, as designated by the holder hereof pursuant to Section 1A, by a fraction of which (x) the numerator is $10,000 and (y) the denominator is the Exercise Price in effect on the date of such exercise.  The “Exercise Price” shall initially be $10,000 per share, shall be adjusted and readjusted from time to time as provided in Section 2 and, as so adjusted and readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 2 (and the term “Exercise Price” at any time, as used herein, shall mean such price as last adjusted or readjusted).

1C.          When Exercise Effective.  Each exercise of this Warrant shall be deemed to have been effected and the Exercise Price shall be determined immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1A, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Original Preferred Stock (or Other Securities) shall be issuable upon such exercise as provided in Section 1D shall be deemed to have become the holder or holders of record thereof.  Notwithstanding the foregoing, if an exercise of all or any portion of this Warrant is being made in connection with (i) a proposed public offering of Common Stock issuable upon the conversion of the Preferred Stock (or Other Securities) subject to this Warrant, (ii) a proposed Transaction, or (iii) a proposed sale of outstanding shares of Preferred Stock (or Other Securities) or Common Stock issuable upon the conversion of Preferred Stock (or Other Securities) subject to this Warrant, then, at the election of the holder of this Warrant, such exercise may be conditioned upon the consummation of such public offering, Transaction or sale, in which case such exercise shall be effective concurrently with the consummation of such public offering, Transaction or sale.

1D.          Delivery of Stock Certificates, etc.  Promptly after the exercise of this Warrant, in whole or in part, and in any event within three Business Days thereafter (unless such exercise shall be in connection with a public offering of shares of Common Stock issuable upon the conversion of the Preferred Stock (or Other Securities) or in connection with any Transaction or sale of outstanding shares of Preferred Stock (or Other Securities) or Common Stock issuable upon the conversion of the Preferred Stock (or Other Securities), in which event, at the election of the holder of this Warrant, concurrently with the effectiveness of such exercise, as provided in Section 1C, the Company at its expense will cause to be issued in the name of and delivered to the holder hereof or, subject to Section 8, as such holder may direct,

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(1)           a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Preferred Stock (or Other Securities) to which such holder shall be entitled upon such exercise, and

(2)           in case such exercise is in part only, a new Warrant or Warrants of like tenor, specifying the aggregate on the face or faces thereof the number of shares of Preferred Stock equal to the number of such shares specified on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 1A.

1E.          Fractional Shares.  No fractional shares shall be issued upon exercise of this Warrant and no payment or adjustment shall be made upon any exercise on account of any cash dividends on the Preferred Stock or Other Securities issued upon such exercise.  If any fractional interest in a share of Preferred Stock would, except for the provisions of the first sentence of this Section 1E, be deliverable upon the exercise of this Warrant, the Company shall, in lieu of delivering the fractional share therefor, pay to the holder exercising this Warrant an amount in cash equal to the Market Price of such fractional interest.

1F.          Cashless Exercise.  The holder of this Warrant may exercise its right to purchase some or all of the shares of Preferred Stock pursuant to this Warrant on a net basis without the exchange of any funds (a “Cashless Exercise”), such that, upon the exercise hereof, the holder hereof receives that number of shares of Preferred Stock subscribed to pursuant to this Warrant less that number of shares of Preferred Stock, valued at Market Price at the time of exercise, equal to the aggregate Exercise Price that would otherwise have been paid by the holder of this Warrant for such shares of Preferred Stock subscribed to.  (For example: a holder exercises the right to purchase 100 shares.  At that time the Market Price is $12,000 and the exercise price is $10,000.  The aggregate Exercise Price for 100 shares would be $1,000,000.  Therefore $1,000,000 ÷ $12,000 = 83.3.  The holder would receive 16.7 shares [100-83.3] under a Cashless Exercise).

1G.          Notice of Expiration Date.  The Company shall provide the holder of this Warrant with written notice of its expiration no more than 45 days before April 1, 2016, and this Warrant shall not expire until the later of (i) April 1, 2016 or (ii) the 30th day after the date such notice of expiration is given to the holder by the Company.

Section 2.              Protection Against Impairment of Rights; Adjustment of Exercise Price.

2A.          Adjustments for Combinations of Stock Dividends or Stock Splits.  In case the outstanding shares of Preferred Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Preferred Stock, the Exercise Price in effect immediately prior to such combination or consolidation shall be proportionately increased.  In case the Company shall, at any time or from time to time after the date hereof, pay a dividend or make a distribution in respect of its Preferred Stock, in each case in shares of its Preferred Stock, or subdivide its outstanding shares of Preferred Stock, by reclassification or otherwise, into a greater number of shares of Preferred Stock, the Exercise Price in effect immediately prior to such dividend, distribution, or subdivision shall be proportionately reduced.  Such adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a combination, consolidation, or subdivision.  Such adjustments shall be made successively whenever any such event shall occur.

2B.          Minimum Adjustment of Exercise Price.  If the amount of any adjustment of the Exercise Price required hereunder would be less than one percent of the Exercise Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which,

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together with such amount and any other amount or amounts so carried forward, shall aggregate at least one percent of such Exercise Price; provided, that upon the exercise of this Warrant, all adjustments carried forward and not theretofore made up to and including the date of such exercise shall be made to the nearest .00001 of a cent.

2C.          Changes in Preferred Stock.  If any capital reorganization or reclassification of the capital stock of the Company, any consolidation or merger of the Company with another Person (regardless of which entity is the surviving entity), the sale of all or substantially all of the assets of the Company to another Person, any liquidation of the Company or any other transaction (each such transaction being herein called a “Transaction”) shall be effected in such a way that holders of Preferred Stock shall be entitled to receive stock, securities or assets (including cash) upon conversion of or in exchange for Preferred Stock, then, as a condition of the consummation of the Transaction, lawful and adequate provisions (in form satisfactory to the Required Holders) shall be made whereby the holder of this Warrant shall thereafter have the right to receive upon the exercise hereof, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Preferred Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, and this Warrant shall thereafter represent the right to receive, such shares of stock, securities or assets (including cash) as may be issued or payable upon conversion of or in exchange for a number of outstanding shares of Preferred Stock equal to the number of shares of Preferred Stock which immediately theretofore were purchasable and receivable upon the exercise of the rights represented hereby had such Transaction not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets (including cash) thereafter deliverable upon the exercise hereof.  In the event of a merger or consolidation of the Company with or into another Person as a result of which a number of shares of Preferred stock or other equity interests of the surviving Person greater or less than the number of shares of Preferred Stock of the Company outstanding immediately prior to such merger or consolidation are issuable to holders of Preferred Stock of the Company, then the Exercise Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Preferred Stock of the Company.  Notwithstanding anything contained herein to the contrary, the Company shall not effect any Transaction unless prior to the consummation thereof each corporation or entity (other than the Company) which may be required to deliver any securities or other property upon the exercise of Warrants shall assume, by written instrument delivered to each holder of Warrants, the obligation to deliver to such holder such securities or other property as to which, in accordance with the foregoing provisions, such holder may be entitled, and such corporation or entity shall have similarly delivered to each holder of Warrants an opinion of counsel for such corporation or entity, satisfactory to each holder of Warrants, which opinion shall state that all the outstanding Warrants shall thereafter continue in full force and effect and shall be enforceable against such corporation or entity of the Warrants in accordance with the terms hereof and thereof, together with such other matters as such holders may reasonably request.  If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Preferred Stock of the Company, the Company shall not effect any consolidation, merger or sale with the Person having made such offer or with any Affiliate of such Person, unless prior to the consummation of such consolidation, merger or sale, the holder of this Warrant shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the stock, securities or assets then issuable with respect to the Preferred Stock of the Company or the stock, securities or assets (including cash), or the equivalent, issued to previous holders of the Preferred Stock in accordance with such offer as if the shares of Preferred Stock issued upon the exercise of this Warrant had been issued.

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2D.          Notice of Adjustment.  Upon the occurrence of any event requiring an adjustment of the Exercise Price, then and in each such case the Company shall promptly deliver to the holder of this Warrant an Officer’s Certificate stating the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Preferred Stock issuable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Within 90 days after each fiscal year in which any such adjustment shall have occurred, or within 30 days after any request therefor by the holder of this Warrant stating that such holder contemplates the exercise of such Warrant, the Company will obtain and deliver to the holder of this Warrant the opinion of its regular independent auditors or another firm of independent public accountants of recognized national or regional standing selected by the Company’s Board of Directors, which opinion shall confirm the statements in the most recent Officer’s Certificate delivered under this Section 2D.

2E.          Other Notices.  In case at any time:

(1)           the Company shall declare or pay to the holders of Preferred Stock any dividend, other than a cash dividend in accordance with Section 2(a) of the Certificate of Designation;

(2)           the Company shall offer for subscription pro rata to the holders of Preferred Stock any additional shares of stock of any class or other rights;

(3)           any matter shall be submitted to the holders of the Preferred Stock for their vote or written consent;

(4)           there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or other entity;

(5)           there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

(6)           the Company, subject to Section 2G(2), shall (i) exercise its right to call and convert all of the then outstanding shares of Preferred Stock into shares of Common Stock pursuant to Section 3(c) of the Certificate of Designation (the “Mandatory Conversion Right”), or (ii) exercise its right to call and redeem all of the then outstanding shares of Preferred Stock pursuant to Section 5 of the Certificate of Designation (the “Mandatory Redemption Right”);

(7)           there shall be made any tender offer for any shares of capital stock of the Company; or

(8)           there shall be any other Transaction;

then, in any one or more of such cases, the Company shall give to the holder of this Warrant, (i) at least 15 days prior to (A) the date on which the books of the Company shall close or a record shall be taken (each, a “Record Date”) with respect to any event referred to in subsections (1) through (6) above or, if no Record Date is fixed for an event referred to in subsection (6), (B) the date on which it gives notice of exercise of the Mandatory Conversion Right or notice of exercise of the Mandatory Redemption Right, and within five days after it has knowledge of any pending tender offer or other Transaction, written notice of the Record Date for such dividend, distribution or  subscription rights, for the exercise of the Mandatory Conversion Right or Mandatory Redemption Right or for determining rights to vote in respect of any matter submitted to the holders of Preferred Stock for their vote or written consent or in respect of

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such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or Transaction or of the date by which shareholders must tender shares in any tender offer and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or tender offer or Transaction known to the Company, at least 30 days prior written notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place.  Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Preferred Stock shall be entitled thereto, or in the case of the exercise of the Mandatory Conversion Right or Mandatory Redemption Right, the conversion date or redemption date, as applicable, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Preferred Stock shall be entitled to exchange their Preferred Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, tender offer or Transaction, as the case may be.  Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of security holders, if either is required.

2F.          Certain Events.  If any event occurs as to which, in the good faith judgment of the Board of Directors of the Company, the other provisions of this Warrant are not strictly applicable or if strictly applicable would not fairly protect the exercise rights of the holders of the Warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall appoint its regular independent auditors or another firm of independent public accountants of recognized national or regional standing which shall give their opinion upon the adjustment, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of the holders of the Warrants.  Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described therein; provided, that no such adjustment shall have the effect of increasing the Exercise Price as otherwise determined pursuant to this Warrant.  The Company may make such reductions in the Exercise Price as it deems advisable, including any reductions necessary to ensure that any event treated for Federal income tax purposes as a distribution of stock or stock rights not be taxable to recipients.

2G.          Prohibition of Certain Actions.

(1)           The Company shall not, without the prior written consent of the Required Holders:

(a)           amend the Certificate of Designation;

(b)           declare or pay any dividend or distribution on the Preferred Stock in excess of the dividends payable thereon under Section 2(a) of the Certificate of Designation; or

(c)           take any action that requires, under the Certificate of Designation, the vote or written consent of the holders of at least 75% of the shares of Preferred Stock if, as of the record date for such vote or the date of such written consent, the shares of Preferred Stock issuable upon exercise of the Warrants would constitute, after giving effect to such exercise, more than 25% of the then outstanding Preferred Stock.

(2)           The Company shall not exercise (a) the Mandatory Conversion Right, or (b) the Mandatory Redemption Right prior to the fifth anniversary of the date on which the Company first issues one or more shares of Preferred Stock upon the exercise of the Warrant.

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(3)           For so long as any Warrant is outstanding, the Company shall not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant.  Without limiting the generality of the foregoing, the Company

(a)           shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock upon the exercise of all Warrants from time to time outstanding; and

(b)           shall not take any action which results in any adjustment of the Exercise Price if the total number of shares of Preferred Stock or Other Securities issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Preferred Stock or Other Securities then authorized by the Company’s certificate of incorporation and available for the purpose of issue upon such conversion.

Section 3.              Stock to be Reserved.  The Company will at all times reserve and keep available out of the authorized Preferred Stock, solely for the purpose of issue upon the exercise of the Warrants as herein provided, such number of shares of Preferred Stock as shall then be issuable upon the exercise of all outstanding Warrants, and the Company will maintain at all times all other rights and privileges sufficient to enable it to fulfill all its obligations hereunder.  The Company covenants that all shares of Preferred Stock which shall be so issuable shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and that the issuance of such shares of Preferred Stock shall be free from preemptive or similar rights on the part of the holders of any shares of capital stock or securities of the Company or any other Person, and free from all taxes, liens and charges with respect to the issue thereof (not including any income taxes payable by the holders of Warrants being exercised in respect of gains thereon), and the Exercise Price will be credited to the capital and surplus of the Company.  The Company will take all such action as may be necessary to assure that such shares of Preferred Stock may be so issued without violation of any applicable law or regulation, or of any applicable requirements of the National Association of Securities Dealers, Inc. and of any domestic securities exchange upon which the Preferred Stock may be listed.

Section 4.              Federal Reserve Board and Other Approvals.

(a)           Notwithstanding any other provision of this Warrant, the holder shall not have the right to exercise this Warrant, and the Company shall have no obligation to deliver shares of Preferred Stock upon the exercise hereof, if the issuance of such shares to the holder requires the approval of the Board of Governors of the Federal Reserve System (including, without limitation, any approval pursuant to the Bank Holding Company Act of 1956, as amended, or the Change in Bank Control Act of 1978, as amended, of the holder’s ownership of 10% or more of the outstanding shares of any class of voting securities or control of the Company) (“Federal Reserve Board Approval”) and such approval is not obtained on or before the date of exercise of the Warrant.  The Company will, at its expense and as expeditiously as possible, cooperate with the holder to obtain any required Federal Reserve Board Approval.

(b)           At any such time as the Preferred Stock is listed on any national securities exchange, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange, upon official notice of issuance, the shares of Preferred Stock issuable upon exercise of

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the then outstanding Warrants and maintain the listing of such shares after their issuance so long as the Preferred Stock is so listed or quoted; and the Company will also cause to be so listed, will register under the Exchange Act and will maintain such listing of, any Other Securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

Section 5.              Issue Tax.  The issuance of certificates for shares of Preferred Stock upon exercise of this Warrant shall be made without charge to the holders hereof for any issuance tax in respect thereto.

Section 6.              Closing of Books.  The Company will at no time close its transfer books against the transfer of any Warrant or of any share of Preferred Stock (or Other Securities) issued or issuable upon the exercise of any Warrant in any manner which interferes with the timely exercise of such Warrant.

Section 7.              No Rights or Liabilities as Stockholders.  This Warrant shall not entitle the holder thereof to any of the rights of a stockholder of the Company, except as expressly contemplated herein.  No provision of this Warrant, in the absence of the actual exercise of such Warrant and receipt by the holder thereof of Preferred Stock issuable upon such conversion, shall give rise to any liability on the part of such holder as a stockholder of the Company, whether such liability shall be asserted by the Company or by creditors of the Company.

Section 8.              Restrictive Legends.  Except as otherwise permitted by this Section 8, each Warrant originally issued and each Warrant issued upon direct or indirect transfer of, or in substitution for, any Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

“This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act.”

Except as otherwise permitted by this Section 8, (a) each certificate for Preferred Stock (or Other Securities) issued upon the exercise of any Warrant, and (b) each certificate issued upon the direct or indirect transfer of any such Preferred Stock (or Other Securities) shall be stamped or otherwise imprinted with a legend in substantially the following form:

“The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act.”

The holder of any Restricted Securities shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing the applicable legend set forth above in this Section 8 when such securities shall have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such Restricted Securities, (b) sold to the public pursuant to Rule 144 or any comparable rule under the Securities Act, or (c) when, in the opinion of independent counsel for the holder thereof experienced in Securities Act matters, such restrictions are no longer required in order to insure compliance with the Securities Act.

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Section 9.              Transfers.

9A.          Transfers Prior to the Initial Exercise Date.  Subject to Section 9C, prior to July 1, 2013, this Warrant may not be transferred in whole, or in part, except to one or more Persons to whom all or a portion of the indebtedness evidenced by the Tranche A 2009 Note has been transferred.  If, prior to July 1, 2013, less than all of the principal amount of the Tranche A 2009 Note is transferred to any Person, then the holder of this Warrant may transfer to such Person only Warrants for that number of shares of Preferred Stock equal to the product of (a) the number of shares of Original Preferred Stock times (b) a fraction, the numerator of which is the principal amount of the Tranche A 2009 Note transferred to such Person, and the denominator of which is $6,300,000.

9B.          Transfers On or After July 1, 2013.  Subject to Section 9C, on or after July 1, 2013, this Warrant is detachable from the Tranche A 2009 Note and may be transferred, in whole or in part, to one or more Persons, separate from the Tranche A 2009 Note.

9C.          Requirement that Transfers Be Made Only to Accredited Investors.  Notwithstanding the provisions of Section 9A and 9B, this Warrant (i) may be transferred only to one or more “accredited investors” as such term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an “Accredited Investor”) and (ii) may not be transferred to any “bank holding company” or “bank” as such terms are defined in the Bank Holding Company Act of 1956, as amended.  At least 10 Business Days prior to transferring this Warrant, in whole or in part, the holder shall provide written notice to the Company of the name of the proposed transferee(s).

Section 10.  Representations and Warranties of the Holder.  The holder of this Warrant, by the acceptance hereof, represents and warrants and agrees as follows:

(1)           Such holder is an Accredited Investor, is acquiring this Warrant and, upon exercise hereof, will acquire the shares of Preferred Stock (or Other Securities) and any shares of Common Stock into which such shares of Preferred Stock are convertible (collectively, the “Warrant Securities”), for such holder’s own account and not with a view towards, or for resale in connection with, the public sale or distribution of the Warrant Securities, except pursuant to sales registered or exempted from registration under the Securities Act.  The delivery of this Warrant for exercise shall constitute confirmation at such time by the holder of the representations concerning the Warrant Securities set forth in the preceding sentence, unless contemporaneous with the delivery of this Warrant for exercise, the holder notifies the Company in writing that it is not making such representation (a “Representation Notice”).  If a holder delivers a Representation Notice in connection with an exercise, it shall be a condition to such holder’s exercise of this Warrant and the Company’s obligations under Section 1 in connection with such exercise, that the Company receive such other representations as the Company reasonably considers necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws, and the time periods for the Company’s compliance with its obligations under Section 1D shall be tolled until such holder provides the Company with such other representations;

(2)           Such holder understands that the Warrant Securities are “restricted securities” under the federal securities laws in as much as they are being or will be acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations neither this Warrant nor the Warrant Securities issuable upon its exercise may be resold without registration under the Securities Act or an exemption from such registration;

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(3)           Such holder will not offer or sell this Warrant or any of the Warrant Securities in the absence of an effective registration statement for the Warrant or the Warrant Securities, as applicable, under the Securities Act and such state or other laws as may be applicable, or receipt by the Company of a written opinion of counsel, in form and substance reasonably acceptable to the Company, that such registration is not required; provided, however, that no such opinion shall be required in connection with (i) a transaction pursuant to Rule 144 in which the holder provides the Company with certifications reasonably requested by the Company regarding compliance with the terms and provisions of Rule 144 or (ii) a distribution of any Warrant Securities to an Affiliate of the holder, so long as such Affiliate does not pay any consideration in connection with such distribution (other than the issuance of equity securities in such Affiliate) and the holder provides the Company with certifications reasonably requested by the Company in connection therewith.

(4)           Such holder acknowledges and understands that the Warrant and each certificate for the Warrant and Warrant Securities will bear the legends set forth in Section 8 under the terms and circumstances set forth therein; and

(5)           Such holder acknowledges and understands that the holder shall not have the right to exercise this Warrant, and the Company shall have no obligation to deliver shares of Preferred Stock upon the exercise hereof, if any Federal Reserve Board Approval required in connection with the issuance of such shares of Preferred Stock to the holder is not obtained by the holder on or before the date of exercise of the Warrant.

Section 11.            Information Required By Rule 144A.  The Company will, upon the request of the holder of this Warrant or of any shares of Preferred Stock issued upon the exercise of this Warrant, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Warrants or shares of Preferred Stock, except at such times as the Company is subject to and in compliance with the reporting requirements of Section 13 or 15(d) of the Exchange Act.  For the purpose of this Section 11, the term “qualified institutional buyer” shall have the meaning specified in Rule 144A under the Securities Act.

Section 12.            Ownership, Transfer and Replacement of Warrants.

12A.       Ownership of Warrants.  Except as otherwise required by law, the Company may treat the Person in whose name any Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company, in its discretion, may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the Company to the contrary.  Subject to Section 8, a Warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued.

12B.       Transfer and Exchange of Warrants.  Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company, the Company at its expense will (subject to compliance with Section 8, if applicable, and Section 10), execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Original Preferred Stock called for on the face or faces of the Warrant or Warrants so surrendered.

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12C.       Replacement of Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than any institutional investor, upon delivery of its unsecured indemnity or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

Section 13.            Registration Rights.  The holder of this Warrant shall be entitled to certain registration rights under a registration rights agreement to be entered into between the Company or its successor and the Richard E. Workman 2001 Trust (the “Registration Rights Agreement”) in connection with the offer and sale of shares of Common Stock issuable upon the conversion of Preferred Stock (or Other Securities) issued upon exercise of this Warrant, upon the execution and delivery by the holder of the Registration Rights Agreement or a joinder to the Registration Rights Agreement.

Section 14.            Information Rights.  Each holder of Warrants shall be entitled to receive audited annual financial statements of the Company, as soon as such statements become available.

Section 15.            Definitions.  As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

“Affiliate” shall mean, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.  A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise.  The grantor of a revocable trust shall be deemed to control such revocable trust.

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in Chicago, Illinois are authorized or required by law to close.

“Cashless Exercise” shall have the meaning specified in Section 1F.

“Certificate of Designation” shall mean the Statement of Resolution Establishing Series of Series E 9% Non-Cumulative Perpetual Convertible Preferred Stock of the Company, as filed with the Secretary of State of the State of Illinois prior to the date hereof.

“Common Stock” shall mean the common stock of the Company, $0.01 par value per share, or the common equity securities of any successor to the Company, including any surviving Person in a Transaction.

“Company” shall have the meaning specified in the opening paragraphs of this Warrant.

“Current Market Value” shall mean on any date specified herein, with respect to the Common Stock, (a) if the Common Stock is listed or admitted to trading on any securities exchange, the closing price, regular way, on such day on the principal exchange on which such Common Stock is traded, or if no sale takes place on such day, the average of the closing bid and asked prices on such day; (b) if the Common Stock is not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if there is no such last reported sale price on such day, the average of the closing bid and the asked prices on such day, as reported by a reputable quotation source designated by the Company, (c) if neither clause (a) nor (b) is applicable, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service designated by the Company, or

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(d) if no such reported prices are available, the value of the Common Stock determined in good faith by the Board of Directors of the Company and certified in a board resolution, based, where possible, on the most recently completed arm’s length transaction between the Company and a person other than an Affiliate of the Company in which such determination is necessary.

“Exchange Act” shall mean the Securities and Exchange Act of 1934, as amended.

“Exercise Price” shall have the meaning specified in Section 1B.

“Liquidation Preference” shall mean for each share of Preferred Stock, the liquidation preference then in effect for each such share of Preferred Stock, as provided for in the Certificate of Designation.

“Market Price” shall mean on any date specified herein, with respect to Preferred Stock, the amount per share equal to the greater of (a) the sum of the Liquidation Preference of such Preferred Stock plus all authorized, declared and unpaid dividends thereon as of such date and (b) the aggregate Current Market Value of the aggregate number of shares of Common Stock into which such share of Preferred Stock is convertible as of such date.

“Officer’s Certificate” shall mean a certificate signed in the name of the Company by its President, one of its Vice Presidents or its Treasurer.

“Original Preferred Stock” shall have the meaning specified in the opening paragraphs of this Warrant.

“Other Securities” shall mean any stock (other than Preferred Stock) and any other securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Preferred Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Preferred Stock or Other Securities pursuant to Section 2C or otherwise.

“Person” shall mean and include an individual, a partnership, an association, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization and a government or any department or agency thereof.

“Preferred Stock” shall mean the Original Preferred Stock, any stock into which such stock shall have been converted or changed or any stock resulting from any reclassification of such stock.

“Required Holders” shall mean the holders of at least a majority of all the Warrants at the time outstanding, determined on the basis of the number of shares of Preferred Stock then purchasable upon the exercise of all Warrants then outstanding.

“Restricted Securities” shall mean (a) any Warrants bearing the applicable legend set forth in Section 8 and (b) any shares of Preferred Stock (or Other Securities) which have been issued upon the exercise of Warrants and which are evidenced by a certificate or certificates bearing the applicable legend set forth in such section, and (c) unless the context otherwise requires, any shares of Preferred Stock (or Other Securities) which are at the time issuable upon the exercise of Warrants and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend set forth in such section.

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“Securities Act” shall mean the Securities Act of 1933, as amended.

“Tranche A 2009 Note” shall have the meaning specified in the opening paragraphs of this Warrant.

“Transaction” shall have the meaning specified in Section 2C.

“Warrant” shall have the meaning specified in the opening paragraphs of this Warrant.

Section 16.            Remedies.  The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

Section 17.            Notices.  Any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (i) three (3) Business Days after deposit in the United States mails, with proper postage prepaid, (ii) when sent after receipt of confirmation or answerback if sent by telecopy, or other similar facsimile transmission or electronic mail, (iii) one (1) Business Day after deposited with a reputable overnight courier with all charges prepaid, or (iv) when delivered, if hand-delivered by messenger, all of which shall be properly addressed to the party to be notified and sent to the address or number indicated as follows:

(i)            if to the Company, to

Midland States Bancorp, Inc.

133 West Jefferson Avenue

Effingham, Illinois  62401

Attention:  Douglas J. Tucker

Sr. Vice President and Corporate Counsel

Electronic Mail:  dtucker@midlandstatesbank.com

Telecopy:  (217) 342-9462

Confirmation:  (217) 342-7566

With a copy to:

Barack Ferrazzano Kirschbaum & Nagelberg, LLP

200 West Madison Street, Suite 3900

Chicago, Illinois 60606

Attention:  Dennis R. Wendte

Electronic Mail:   Dennis.Wendte@bfkn.com

Telecopy:  (312) 984-3150

Confirmation:  (312) 984-3188

(ii)           if to any holder of any Warrant or any holder of any Preferred Stock (or Other Securities), at the registered address of such holder as set forth in the applicable register kept at the principal office of the Company;

provided that the exercise of any Warrant shall be effected in the manner provided in Section 1.

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Section 18.            Miscellaneous.

(a)           This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

(b)           The agreements of the Company contained in this Warrant other than those applicable solely to the Warrants and the holders thereof shall inure to the benefit of and be enforceable by any holder or holders at the time of any Preferred Stock (or Other Securities) issued upon the exercise of Warrants, whether so expressed or not, and shall survive the exercise of this Warrant.

(c)           THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS WARRANT TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH, OR THE RIGHTS OF THE PARTIES TO BE GOVERNED BY, THE LAWS OF ANY OTHER JURISDICTION).

(d)           ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS WARRANT MAY BE BROUGHT IN STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS WARRANT, THE COMPANY HEREBY IRREVOCABLY ACCEPTS, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING.  THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS PROVIDED IN SECTION 17, SUCH SERVICE TO BECOME EFFECTIVE UPON RECEIPT.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER OF A WARRANT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.  THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS WARRANT BROUGHT IN ANY OF THE AFORESAID COURTS AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(e)           The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

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IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the day and year first above written.

MIDLAND STATES BANCORP, INC.

By:	/s/ Douglas J. Tucker
Name: Douglas J. Tucker
Title: Senior Vice President and Corporate Counsel

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FORM OF SUBSCRIPTION
(To be executed only upon exercise of Warrant)

To:  Midland States Bancorp, Inc.:

The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder,            shares(1) of Original Preferred Stock of Midland States Bancorp, Inc., [and herewith makes payment of $                               in cash therefor](2)/[surrenders $                       in principal amount of the Tranche A 2009 Note] (3)/[in a Cashless Exercise pursuant to Section 1F of the within Warrant](4), and requests that the certificates for such shares be issued in the name of, and delivered to                                                    whose address is                                                   .

Dated:

(Signature must conform in all respects to name of holder as specified on the face of this Warrant)

(Street Address)

	(City)	(State)	(Zip Code)

(1)           Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for additional Preferred Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise.  In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of this Warrant, to the holder surrendering the same.

(2)           Use in connection with an exercise involving a delivery of funds to the Company.

(3)           Use in connection with an exercise involving the exchange of all or a portion of the principal amount of the Tranche A 2009 Note.

(4)           Use in connection with a Cashless Exercise.

FORM OF ASSIGNMENT
(To be executed only upon transfer of Warrant)

For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto                                                    the right represented by such Warrant to purchase                                                   (1) shares of Original Preferred Stock of Midland States Bancorp, Inc., to which such Warrant relates, and appoints                                                                                              its Attorney to make such transfer on the books of Midland States Bancorp, Inc., maintained for such purpose, with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to name of holder as specified on the face of this Warrant)

(Street Address)

	(City)	(State)	(Zip Code)

Signed in the presence of:

(1)           Insert here the number of shares called for on the face of the within Warrant (or, in the case of a partial assignment, the portion thereof as to which this Warrant is being assigned), in either case without making any adjustment for additional Preferred Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the within Warrant, may be delivered upon exercise.  In the case of a partial assignment, a new Warrant or Warrants will be issued and delivered, representing the portion of the within Warrant not being assigned, to the holder assigning the same.

EXHIBIT C

Form of Series F Warrant

Series F Preferred Stock

Warrant No.   P-1

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

MIDLAND STATES BANCORP, INC.

Preferred Stock Purchase Warrant
Expiring April 1, 2016

Effingham, Illinois
May 11, 2011

MIDLAND STATES BANCORP, INC., an Illinois corporation (the “Company”), for value received, hereby certifies that RICHARD E. WORKMAN 2001 TRUST (Richard E. Workman 2001 Trust and each Person to whom this Warrant has been assigned or transferred in accordance with the terms hereof is referred to herein as a “holder”) is entitled to purchase from the Company five hundred (500) duly authorized, validly issued, fully paid and nonassessable shares of the Company’s Series F 9% Non-Cumulative Perpetual Convertible Preferred Stock, $2.00 par value per share (the “Original Preferred Stock”), at an initial exercise price per share of $10,000 per share, at any time or from time to time after the date of this Warrant and prior to 5:00 p.m., Chicago time, on April 1, 2016, subject to extension as provided in Section 1G (such time and date, as extended pursuant to Section 1G, if applicable, the “Expiration Date”), all subject to the terms, conditions and adjustments set forth below in this Warrant.

This Warrant (the “Warrant”, such term to include each Warrant issued in substitution herefor) is being issued in exchange for that certain Series D Preferred Stock Purchase Warrant, dated December 31, 2010, which was issued in connection with the issuance by the Company of the Company’s Amended 2010 Term Note due April 1, 2020, in the aggregate principal amount of $5,000,000 (the “Amended 2010 Term Note”) pursuant to that certain Amended and Restated Credit Agreement, dated as of December 31, 2010, between the Company and Richard E. Workman 2001 Trust, as Lender (as amended from time to time, the “Amended and Restated Credit Agreement”).  The Warrant originally issued hereby evidences rights to purchase five hundred (500) shares of Original Preferred Stock, subject to adjustment as provided herein.  The term “Amended 2010 Term Note” as used herein shall include any note delivered in substitution or exchange for the Amended 2010 Term Note pursuant to the Amended and Restated Credit Agreement.  Certain capitalized terms used in this Warrant are defined in Section 15.

Section 1.              Exercise of Warrant.

1A.          Manner of Exercise.  This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day on or after the date of this Warrant to and including the Expiration Date, by surrender of this Warrant, with the form of subscription at the end hereof (or a reasonable facsimile thereof) duly executed by such holder, to the Company at its principal office at 133 West Jefferson Avenue, Effingham, Illinois 62401, Attention: Douglas J. Tucker, Senior Vice President and Corporate Counsel, or such other office or agency of the Company as the Company may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company (or, if such exercise shall be in connection with an underwritten public offering of shares of Common Stock issuable upon the conversion of the Preferred Stock (or Other Securities) subject to this Warrant, at the location at which the underwriters shall have agreed to accept delivery thereof), accompanied by payment in the amount (the “Exercise Payment Amount”) obtained by multiplying (a) the number of shares of Original Preferred Stock (without giving effect to any adjustment therein) designated in such form of subscription by (b) $10,000.  If this Warrant is exercised before April 1, 2016, the Exercise Payment Amount may be paid solely by the exchange of an amount of the principal of the Amended 2010 Term Note then outstanding equal to the Exercise Payment Amount.  If this Warrant is exercised on or after April 1, 2016, the Exercise Payment Amount may be paid, at the option of the holder, (i) in cash, by certified or official bank check payable to the order of the Company or by wire transfer of funds to the Company, (ii) by the exchange of an amount of the principal of the Amended 2010 Term Note then outstanding equal to the Exercise Payment Amount, or (iii) in accordance with Section 1F.

1B.          Adjustment to Number of Shares of Preferred Stock.  The number of duly authorized, validly issued, fully paid and nonassessable shares of Preferred Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Preferred Stock which would otherwise (but for the provisions of Section 2) be issuable upon such exercise, as designated by the holder hereof pursuant to Section 1A, by a fraction of which (x) the numerator is $10,000 and (y) the denominator is the Exercise Price in effect on the date of such exercise.  The “Exercise Price” shall initially be $10,000 per share, shall be adjusted and readjusted from time to time as provided in Section 2 and, as so adjusted and readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by Section 2 (and the term “Exercise Price” at any time, as used herein, shall mean such price as last adjusted or readjusted).

1C.          When Exercise Effective.  Each exercise of this Warrant shall be deemed to have been effected and the Exercise Price shall be determined immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1A, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Original Preferred Stock (or Other Securities) shall be issuable upon such exercise as provided in Section 1D shall be deemed to have become the holder or holders of record thereof.  Notwithstanding the foregoing, if an exercise of all or any portion of this Warrant is being made in connection with (i) a proposed public offering of Common Stock issuable upon the conversion of the Preferred Stock (or Other Securities) subject to this Warrant, (ii) a proposed Transaction, or (iii) a proposed sale of outstanding shares of Preferred Stock (or Other Securities) or Common Stock issuable upon the conversion of Preferred Stock (or Other Securities) subject to this Warrant, then, at the election of the holder of this Warrant, such exercise may be conditioned upon the consummation of such public offering, Transaction or sale, in which case such exercise shall be effective concurrently with the consummation of such public offering, Transaction or sale.

1D.          Delivery of Stock Certificates, etc.  Promptly after the exercise of this Warrant, in whole or in part, and in any event within three Business Days thereafter (unless such exercise shall be in connection with a public offering of shares of Common Stock issuable upon the conversion of the Preferred Stock (or Other Securities) or in connection with any Transaction or sale of outstanding shares of Preferred Stock (or Other Securities) or Common Stock issuable upon the conversion of the Preferred Stock (or Other Securities), in which event, at the election of the holder of this Warrant, concurrently with

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the effectiveness of such exercise, as provided in Section 1C, the Company at its expense will cause to be issued in the name of and delivered to the holder hereof or, subject to Section 8, as such holder may direct,

(1)           a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Preferred Stock (or Other Securities) to which such holder shall be entitled upon such exercise, and

(2)           in case such exercise is in part only, a new Warrant or Warrants of like tenor, specifying the aggregate on the face or faces thereof the number of shares of Preferred Stock equal to the number of such shares specified on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 1A.

1E.          Fractional Shares.  No fractional shares shall be issued upon exercise of this Warrant and no payment or adjustment shall be made upon any exercise on account of any cash dividends on the Preferred Stock or Other Securities issued upon such exercise.  If any fractional interest in a share of Preferred Stock would, except for the provisions of the first sentence of this Section 1E, be deliverable upon the exercise of this Warrant, the Company shall, in lieu of delivering the fractional share therefor, pay to the holder exercising this Warrant an amount in cash equal to the Market Price of such fractional interest.

1F.          Cashless Exercise.  The holder of this Warrant may exercise its right to purchase some or all of the shares of Preferred Stock pursuant to this Warrant on a net basis without the exchange of any funds (a “Cashless Exercise”), such that, upon the exercise hereof, the holder hereof receives that number of shares of Preferred Stock subscribed to pursuant to this Warrant less that number of shares of Preferred Stock, valued at Market Price at the time of exercise, equal to the aggregate Exercise Price that would otherwise have been paid by the holder of this Warrant for such shares of Preferred Stock subscribed to.  (For example: a holder exercises the right to purchase 100 shares.  At that time the Market Price is $12,000 and the exercise price is $10,000.  The aggregate Exercise Price for 100 shares would be $1,000,000.  Therefore $1,000,000 ÷ $12,000 = 83.3.  The holder would receive 16.7 shares [100-83.3] under a Cashless Exercise).

1G.          Notice of Expiration Date.  The Company shall provide the holder of this Warrant with written notice of its expiration no more than 45 days before April 1, 2016, and this Warrant shall not expire until the later of (i) April 1, 2016 or (ii) the 30th day after the date such notice of expiration is given to the holder by the Company.

Section 2.              Protection Against Impairment of Rights; Adjustment of Exercise Price.

2A.          Adjustments for Combinations of Stock Dividends or Stock Splits.  In case the outstanding shares of Preferred Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Preferred Stock, the Exercise Price in effect immediately prior to such combination or consolidation shall be proportionately increased.  In case the Company shall, at any time or from time to time after the date hereof, pay a dividend or make a distribution in respect of its Preferred Stock, in each case in shares of its Preferred Stock, or subdivide its outstanding shares of Preferred Stock, by reclassification or otherwise, into a greater number of shares of Preferred Stock, the Exercise Price in effect immediately prior to such dividend, distribution, or subdivision shall be proportionately reduced.  Such adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a combination, consolidation, or subdivision.  Such adjustments shall be made successively whenever any such event shall occur.

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2B.          Minimum Adjustment of Exercise Price.  If the amount of any adjustment of the Exercise Price required hereunder would be less than one percent of the Exercise Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one percent of such Exercise Price; provided, that upon the exercise of this Warrant, all adjustments carried forward and not theretofore made up to and including the date of such exercise shall be made to the nearest .00001 of a cent.

2C.          Changes in Preferred Stock.  If any capital reorganization or reclassification of the capital stock of the Company, any consolidation or merger of the Company with another Person (regardless of which entity is the surviving entity), the sale of all or substantially all of the assets of the Company to another Person, any liquidation of the Company or any other transaction (each such transaction being herein called a “Transaction”) shall be effected in such a way that holders of Preferred Stock shall be entitled to receive stock, securities or assets (including cash) upon conversion of or in exchange for Preferred Stock, then, as a condition of the consummation of the Transaction, lawful and adequate provisions (in form satisfactory to the Required Holders) shall be made whereby the holder of this Warrant shall thereafter have the right to receive upon the exercise hereof, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Preferred Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, and this Warrant shall thereafter represent the right to receive, such shares of stock, securities or assets (including cash) as may be issued or payable upon conversion of or in exchange for a number of outstanding shares of Preferred Stock equal to the number of shares of Preferred Stock which immediately theretofore were purchasable and receivable upon the exercise of the rights represented hereby had such Transaction not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets (including cash) thereafter deliverable upon the exercise hereof.  In the event of a merger or consolidation of the Company with or into another Person as a result of which a number of shares of Preferred stock or other equity interests of the surviving Person greater or less than the number of shares of Preferred Stock of the Company outstanding immediately prior to such merger or consolidation are issuable to holders of Preferred Stock of the Company, then the Exercise Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Preferred Stock of the Company.  Notwithstanding anything contained herein to the contrary, the Company shall not effect any Transaction unless prior to the consummation thereof each corporation or entity (other than the Company) which may be required to deliver any securities or other property upon the exercise of Warrants shall assume, by written instrument delivered to each holder of Warrants, the obligation to deliver to such holder such securities or other property as to which, in accordance with the foregoing provisions, such holder may be entitled, and such corporation or entity shall have similarly delivered to each holder of Warrants an opinion of counsel for such corporation or entity, satisfactory to each holder of Warrants, which opinion shall state that all the outstanding Warrants shall thereafter continue in full force and effect and shall be enforceable against such corporation or entity of the Warrants in accordance with the terms hereof and thereof, together with such other matters as such holders may reasonably request.  If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Preferred Stock of the Company, the Company shall not effect any consolidation, merger or sale with the Person having made such offer or with any Affiliate of such Person, unless prior to the consummation of such consolidation, merger or sale, the holder of this Warrant shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the stock, securities or assets then issuable with respect to the Preferred

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Stock of the Company or the stock, securities or assets (including cash), or the equivalent, issued to previous holders of the Preferred Stock in accordance with such offer as if the shares of Preferred Stock issued upon the exercise of this Warrant had been issued.

2D.          Notice of Adjustment.  Upon the occurrence of any event requiring an adjustment of the Exercise Price, then and in each such case the Company shall promptly deliver to the holder of this Warrant an Officer’s Certificate stating the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Preferred Stock issuable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Within 90 days after each fiscal year in which any such adjustment shall have occurred, or within 30 days after any request therefor by the holder of this Warrant stating that such holder contemplates the exercise of such Warrant, the Company will obtain and deliver to the holder of this Warrant the opinion of its regular independent auditors or another firm of independent public accountants of recognized national or regional standing selected by the Company’s Board of Directors, which opinion shall confirm the statements in the most recent Officer’s Certificate delivered under this Section 2D.

2E.          Other Notices.  In case at any time:

(1)           the Company shall declare or pay to the holders of Preferred Stock any dividend, other than a cash dividend in accordance with Section 2(a) of the Certificate of Designation;

(2)           the Company shall offer for subscription pro rata to the holders of Preferred Stock any additional shares of stock of any class or other rights;

(3)           any matter shall be submitted to the holders of the Preferred Stock for their vote or written consent;

(4)           there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or other entity;

(5)           there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

(6)           the Company, subject to Section 2G(2), shall (i) exercise its right to call and convert all of the then outstanding shares of Preferred Stock into shares of Common Stock pursuant to Section 3(c) of the Certificate of Designation (the “Mandatory Conversion Right”), or (ii) exercise its right to call and redeem all of the then outstanding shares of Preferred Stock pursuant to Section 5 of the Certificate of Designation (the “Mandatory Redemption Right”);

(7)           there shall be made any tender offer for any shares of capital stock of the Company; or

(8)           there shall be any other Transaction;

then, in any one or more of such cases, the Company shall give to the holder of this Warrant, (i) at least 15 days prior to (A) the date on which the books of the Company shall close or a record shall be taken (each, a “Record Date”) with respect to any event referred to in subsections (1) through (6) above or, if no Record Date is fixed for an event referred to in subsection (6), (B) the date on which it gives notice of exercise of the Mandatory Conversion Right or notice of exercise of the Mandatory Redemption Right,

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and within five days after it has knowledge of any pending tender offer or other Transaction, written notice of the Record Date for such dividend, distribution or  subscription rights, for the exercise of the Mandatory Conversion Right or Mandatory Redemption Right or for determining rights to vote in respect of any matter submitted to the holders of Preferred Stock for their vote or written consent or in respect of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or Transaction or of the date by which shareholders must tender shares in any tender offer and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or tender offer or Transaction known to the Company, at least 30 days prior written notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place.  Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Preferred Stock shall be entitled thereto, or in the case of the exercise of the Mandatory Conversion Right or Mandatory Redemption Right, the conversion date or redemption date, as applicable, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Preferred Stock shall be entitled to exchange their Preferred Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, tender offer or Transaction, as the case may be.  Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act or to a favorable vote of security holders, if either is required.

2F.          Certain Events.  If any event occurs as to which, in the good faith judgment of the Board of Directors of the Company, the other provisions of this Warrant are not strictly applicable or if strictly applicable would not fairly protect the exercise rights of the holders of the Warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall appoint its regular independent auditors or another firm of independent public accountants of recognized national or regional standing which shall give their opinion upon the adjustment, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of the holders of the Warrants.  Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described therein; provided, that no such adjustment shall have the effect of increasing the Exercise Price as otherwise determined pursuant to this Warrant.  The Company may make such reductions in the Exercise Price as it deems advisable, including any reductions necessary to ensure that any event treated for Federal income tax purposes as a distribution of stock or stock rights not be taxable to recipients.

2G.          Prohibition of Certain Actions.

(1)           The Company shall not, without the prior written consent of the Required Holders:

(a)           amend the Certificate of Designation;

(b)           declare or pay any dividend or distribution on the Preferred Stock in excess of the dividends payable thereon under Section 2(a) of the Certificate of Designation; or

(c)           take any action that requires, under the Certificate of Designation, the vote or written consent of the holders of at least 75% of the shares of Preferred Stock if, as of the record date for such vote or the date of such written consent, the shares of Preferred Stock issuable upon exercise of the Warrants would constitute, after giving effect to such exercise, more than 25% of the then outstanding Preferred Stock.

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(2)           The Company shall not exercise (a) the Mandatory Conversion Right, or (b) the Mandatory Redemption Right prior to the fifth anniversary of the date on which the Company first issues one or more shares of Preferred Stock upon the exercise of the Warrant.

(3)           For so long as any Warrant is outstanding, the Company shall not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant.  Without limiting the generality of the foregoing, the Company

(a)           shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock upon the exercise of all Warrants from time to time outstanding; and

(b)           shall not take any action which results in any adjustment of the Exercise Price if the total number of shares of Preferred Stock or Other Securities issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Preferred Stock or Other Securities then authorized by the Company’s certificate of incorporation and available for the purpose of issue upon such conversion.

Section 3.              Stock to be Reserved.  The Company will at all times reserve and keep available out of the authorized Preferred Stock, solely for the purpose of issue upon the exercise of the Warrants as herein provided, such number of shares of Preferred Stock as shall then be issuable upon the exercise of all outstanding Warrants, and the Company will maintain at all times all other rights and privileges sufficient to enable it to fulfill all its obligations hereunder.  The Company covenants that all shares of Preferred Stock which shall be so issuable shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and that the issuance of such shares of Preferred Stock shall be free from preemptive or similar rights on the part of the holders of any shares of capital stock or securities of the Company or any other Person, and free from all taxes, liens and charges with respect to the issue thereof (not including any income taxes payable by the holders of Warrants being exercised in respect of gains thereon), and the Exercise Price will be credited to the capital and surplus of the Company.  The Company will take all such action as may be necessary to assure that such shares of Preferred Stock may be so issued without violation of any applicable law or regulation, or of any applicable requirements of the National Association of Securities Dealers, Inc. and of any domestic securities exchange upon which the Preferred Stock may be listed.

Section 4.              Federal Reserve Board and Other Approvals.

(a)           Notwithstanding any other provision of this Warrant, the holder shall not have the right to exercise this Warrant, and the Company shall have no obligation to deliver shares of Preferred Stock upon the exercise hereof, if the issuance of such shares to the holder requires the approval of the Board of Governors of the Federal Reserve System (including, without limitation, any approval pursuant to the Bank Holding Company Act of 1956, as amended, or the Change in Bank Control Act of 1978, as amended, of the holder’s ownership of 10% or more of the outstanding shares of any class of voting securities or control of the Company) (“Federal Reserve Board Approval”) and such approval is not obtained on or before the date of exercise of the Warrant.  The Company will, at its expense and as expeditiously as possible, cooperate with the holder to obtain any required Federal Reserve Board Approval.

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(b)           At any such time as the Preferred Stock is listed on any national securities exchange, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange, upon official notice of issuance, the shares of Preferred Stock issuable upon exercise of the then outstanding Warrants and maintain the listing of such shares after their issuance so long as the Preferred Stock is so listed or quoted; and the Company will also cause to be so listed, will register under the Exchange Act and will maintain such listing of, any Other Securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange by the Company.

Section 5.              Issue Tax.  The issuance of certificates for shares of Preferred Stock upon exercise of this Warrant shall be made without charge to the holders hereof for any issuance tax in respect thereto.

Section 6.              Closing of Books.  The Company will at no time close its transfer books against the transfer of any Warrant or of any share of Preferred Stock (or Other Securities) issued or issuable upon the exercise of any Warrant in any manner which interferes with the timely exercise of such Warrant.

Section 7.              No Rights or Liabilities as Stockholders.  This Warrant shall not entitle the holder thereof to any of the rights of a stockholder of the Company, except as expressly contemplated herein.  No provision of this Warrant, in the absence of the actual exercise of such Warrant and receipt by the holder thereof of Preferred Stock issuable upon such conversion, shall give rise to any liability on the part of such holder as a stockholder of the Company, whether such liability shall be asserted by the Company or by creditors of the Company.

Section 8.              Restrictive Legends.  Except as otherwise permitted by this Section 8, each Warrant originally issued and each Warrant issued upon direct or indirect transfer of, or in substitution for, any Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

“This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act.”

Except as otherwise permitted by this Section 8, (a) each certificate for Preferred Stock (or Other Securities) issued upon the exercise of any Warrant, and (b) each certificate issued upon the direct or indirect transfer of any such Preferred Stock (or Other Securities) shall be stamped or otherwise imprinted with a legend in substantially the following form:

“The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act.”

The holder of any Restricted Securities shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing the applicable legend set forth above in this Section 8 when such securities shall have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such Restricted Securities, (b) sold to the public pursuant to Rule 144 or any comparable rule under the Securities Act, or (c) when, in the opinion of independent counsel for the holder thereof experienced in Securities Act matters, such restrictions are no longer required in order to insure compliance with the Securities Act.

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Section 9.              Transfers.

9A.          Transfers Prior to the Initial Exercise Date.  Subject to Section 9C, prior to April 1, 2016, this Warrant may not be transferred in whole, or in part, except to one or more Persons to whom all or a portion of the indebtedness evidenced by the Amended 2010 Term Note has been transferred.  If, prior to April 1, 2016, less than all of the principal amount of the Amended 2010 Term Note is transferred to any Person, then the holder of this Warrant may transfer to such Person only Warrants for that number of shares of Preferred Stock equal to the product of (a) the number of shares of Original Preferred Stock times (b) a fraction, the numerator of which is the principal amount of the Amended 2010 Term Note transferred to such Person, and the denominator of which is $5,000,000.

9B.          Transfers On or After April 1, 2016.  Subject to Section 9C, on or after April 1, 2016, this Warrant is detachable from the Amended 2010 Term Note and may be transferred, in whole or in part, to one or more Persons, separate from the Amended 2010 Term Note.

9C.          Requirement that Transfers Be Made Only to Accredited Investors.  Notwithstanding the provisions of Section 9A and 9B, this Warrant (i) may be transferred only to one or more “accredited investors” as such term is defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an “Accredited Investor”) and (ii) may not be transferred to any “bank holding company” or “bank” as such terms are defined in the Bank Holding Company Act of 1956, as amended.  At least 10 Business Days prior to transferring this Warrant, in whole or in part, the holder shall provide written notice to the Company of the name of the proposed transferee(s).

Section 10.  Representations and Warranties of the Holder.  The holder of this Warrant, by the acceptance hereof, represents and warrants and agrees as follows:

(1)           Such holder is an Accredited Investor, is acquiring this Warrant and, upon exercise hereof, will acquire the shares of Preferred Stock (or Other Securities) and any shares of Common Stock into which such shares of Preferred Stock are convertible (collectively, the “Warrant Securities”), for such holder’s own account and not with a view towards, or for resale in connection with, the public sale or distribution of the Warrant Securities, except pursuant to sales registered or exempted from registration under the Securities Act.  The delivery of this Warrant for exercise shall constitute confirmation at such time by the holder of the representations concerning the Warrant Securities set forth in the preceding sentence, unless contemporaneous with the delivery of this Warrant for exercise, the holder notifies the Company in writing that it is not making such representation (a “Representation Notice”).  If a holder delivers a Representation Notice in connection with an exercise, it shall be a condition to such holder’s exercise of this Warrant and the Company’s obligations under Section 1 in connection with such exercise, that the Company receive such other representations as the Company reasonably considers necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws, and the time periods for the Company’s compliance with its obligations under Section 1D shall be tolled until such holder provides the Company with such other representations;

(2)           Such holder understands that the Warrant Securities are “restricted securities” under the federal securities laws in as much as they are being or will be acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations neither this Warrant nor the Warrant Securities issuable upon its exercise may be resold without registration under the Securities Act or an exemption from such registration;

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(3)           Such holder will not offer or sell this Warrant or any of the Warrant Securities in the absence of an effective registration statement for the Warrant or the Warrant Securities, as applicable, under the Securities Act and such state or other laws as may be applicable, or receipt by the Company of a written opinion of counsel, in form and substance reasonably acceptable to the Company, that such registration is not required; provided, however, that no such opinion shall be required in connection with (i) a transaction pursuant to Rule 144 in which the holder provides the Company with certifications reasonably requested by the Company regarding compliance with the terms and provisions of Rule 144 or (ii) a distribution of any Warrant Securities to an Affiliate of the holder, so long as such Affiliate does not pay any consideration in connection with such distribution (other than the issuance of equity securities in such Affiliate) and the holder provides the Company with certifications reasonably requested by the Company in connection therewith.

(4)           Such holder acknowledges and understands that the Warrant and each certificate for the Warrant and Warrant Securities will bear the legends set forth in Section 8 under the terms and circumstances set forth therein; and

(5)           Such holder acknowledges and understands that the holder shall not have the right to exercise this Warrant, and the Company shall have no obligation to deliver shares of Preferred Stock upon the exercise hereof, if any Federal Reserve Board Approval required in connection with the issuance of such shares of Preferred Stock to the holder is not obtained by the holder on or before the date of exercise of the Warrant.

Section 11.            Information Required By Rule 144A.  The Company will, upon the request of the holder of this Warrant or of any shares of Preferred Stock issued upon the exercise of this Warrant, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Warrants or shares of Preferred Stock, except at such times as the Company is subject to and in compliance with the reporting requirements of Section 13 or 15(d) of the Exchange Act.  For the purpose of this Section 11, the term “qualified institutional buyer” shall have the meaning specified in Rule 144A under the Securities Act.

Section 12.            Ownership, Transfer and Replacement of Warrants.

12A.       Ownership of Warrants.  Except as otherwise required by law, the Company may treat the Person in whose name any Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company, in its discretion, may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the Company to the contrary.  Subject to Section 8, a Warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued.

12B.       Transfer and Exchange of Warrants.  Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company, the Company at its expense will (subject to compliance with Section 8, if applicable, and Section 10), execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Original Preferred Stock called for on the face or faces of the Warrant or Warrants so surrendered.

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12C.       Replacement of Warrants.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than any institutional investor, upon delivery of its unsecured indemnity or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

Section 13.            Registration Rights.  The holder of this Warrant shall be entitled to certain registration rights under a registration rights agreement to be entered into between the Company or its successor and the Richard E. Workman 2001 Trust (the “Registration Rights Agreement”) in connection with the offer and sale of shares of Common Stock issuable upon the conversion of Preferred Stock (or Other Securities) issued upon exercise of this Warrant, upon the execution and delivery by the holder of the Registration Rights Agreement or a joinder to the Registration Rights Agreement.

Section 14.            Information Rights.  Each holder of Warrants shall be entitled to receive audited annual financial statements of the Company, as soon as such statements become available.

Section 15.            Definitions.  As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

“Affiliate” shall mean, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.  A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise.  The grantor of a revocable trust shall be deemed to control such revocable trust.

“Amended 2010 Term Notes” shall have the meaning specified in the opening paragraphs of this Warrant.

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in Chicago, Illinois are authorized or required by law to close.

“Cashless Exercise” shall have the meaning specified in Section 1F.

“Certificate of Designation” shall mean the Statement of Resolution Establishing Series of Series F 9% Non-Cumulative Perpetual Convertible Preferred Stock of the Company, as filed with the Secretary of State of the State of Illinois prior to the date hereof.

“Common Stock” shall mean the common stock of the Company, $0.01 par value per share, or the common equity securities of any successor to the Company, including any surviving Person in a Transaction.

“Company” shall have the meaning specified in the opening paragraphs of this Warrant.

“Current Market Value” shall mean on any date specified herein, with respect to the Common Stock, (a) if the Common Stock is listed or admitted to trading on any securities exchange, the closing price, regular way, on such day on the principal exchange on which such Common Stock is traded, or if no sale takes place on such day, the average of the closing bid and asked prices on such day; (b) if the Common Stock is not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if there is no such last reported sale price on such day, the average of

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the closing bid and the asked prices on such day, as reported by a reputable quotation source designated by the Company, (c) if neither clause (a) nor (b) is applicable, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service designated by the Company, or (d) if no such reported prices are available, the value of the Common Stock determined in good faith by the Board of Directors of the Company and certified in a board resolution, based, where possible, on the most recently completed arm’s length transaction between the Company and a person other than an Affiliate of the Company in which such determination is necessary.

“Exchange Act” shall mean the Securities and Exchange Act of 1934, as amended.

“Exercise Price” shall have the meaning specified in Section 1B.

“Liquidation Preference” shall mean for each share of Preferred Stock, the liquidation preference then in effect for each such share of Preferred Stock, as provided for in the Certificate of Designation.

“Market Price” shall mean on any date specified herein, with respect to Preferred Stock, the amount per share equal to the greater of (a) the sum of the Liquidation Preference of such Preferred Stock plus all authorized, declared and unpaid dividends thereon as of such date and (b) the aggregate Current Market Value of the aggregate number of shares of Common Stock into which such share of Preferred Stock is convertible as of such date.

“Officer’s Certificate” shall mean a certificate signed in the name of the Company by its President, one of its Vice Presidents or its Treasurer.

“Original Preferred Stock” shall have the meaning specified in the opening paragraphs of this Warrant.

“Other Securities” shall mean any stock (other than Preferred Stock) and any other securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Preferred Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Preferred Stock or Other Securities pursuant to Section 2C or otherwise.

“Person” shall mean and include an individual, a partnership, an association, a joint venture, a corporation, a trust, a limited liability company, an unincorporated organization and a government or any department or agency thereof.

“Preferred Stock” shall mean the Original Preferred Stock, any stock into which such stock shall have been converted or changed or any stock resulting from any reclassification of such stock.

“Required Holders” shall mean the holders of at least a majority of all the Warrants at the time outstanding, determined on the basis of the number of shares of Preferred Stock then purchasable upon the exercise of all Warrants then outstanding.

“Restricted Securities” shall mean (a) any Warrants bearing the applicable legend set forth in Section 8 and (b) any shares of Preferred Stock (or Other Securities) which have been issued upon the exercise of Warrants and which are evidenced by a certificate or certificates bearing the applicable legend set forth in such section, and (c) unless the context otherwise requires, any shares of Preferred Stock (or Other Securities) which are at the time issuable upon the exercise of Warrants and which, when

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so issued, will be evidenced by a certificate or certificates bearing the applicable legend set forth in such section.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Transaction” shall have the meaning specified in Section 2C.

“Warrant” shall have the meaning specified in the opening paragraphs of this Warrant.

Section 16.            Remedies.  The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

Section 17.            Notices.  Any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (i) three (3) Business Days after deposit in the United States mails, with proper postage prepaid, (ii) when sent after receipt of confirmation or answerback if sent by telecopy, or other similar facsimile transmission or electronic mail, (iii) one (1) Business Day after deposited with a reputable overnight courier with all charges prepaid, or (iv) when delivered, if hand-delivered by messenger, all of which shall be properly addressed to the party to be notified and sent to the address or number indicated as follows:

(i)            if to the Company, to

Midland States Bancorp, Inc.

133 West Jefferson Avenue

Effingham, Illinois  62401

Attention:  Douglas J. Tucker

Sr. Vice President and Corporate Counsel

Electronic Mail:  dtucker@midlandstatesbank.com

Telecopy:  (217) 342-9462

Confirmation:  (217) 342-7566

With a copy to:

Barack Ferrazzano Kirschbaum & Nagelberg, LLP

200 West Madison Street, Suite 3900

Chicago, Illinois 60606

Attention:  Dennis R. Wendte

Electronic Mail:   Dennis.Wendte@bfkn.com

Telecopy:  (312) 984-3150

Confirmation:  (312) 984-3188

(ii)                                  if to any holder of any Warrant or any holder of any Preferred Stock (or Other Securities), at the registered address of such holder as set forth in the applicable register kept at the principal office of the Company;

provided that the exercise of any Warrant shall be effected in the manner provided in Section 1.

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Section 18.            Miscellaneous.

(a)           This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

(b)           The agreements of the Company contained in this Warrant other than those applicable solely to the Warrants and the holders thereof shall inure to the benefit of and be enforceable by any holder or holders at the time of any Preferred Stock (or Other Securities) issued upon the exercise of Warrants, whether so expressed or not, and shall survive the exercise of this Warrant.

(c)           THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS WARRANT TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH, OR THE RIGHTS OF THE PARTIES TO BE GOVERNED BY, THE LAWS OF ANY OTHER JURISDICTION).

(d)           ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS WARRANT MAY BE BROUGHT IN STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS WARRANT, THE COMPANY HEREBY IRREVOCABLY ACCEPTS, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING.  THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS PROVIDED IN SECTION 17, SUCH SERVICE TO BECOME EFFECTIVE UPON RECEIPT.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER OF A WARRANT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.  THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS WARRANT BROUGHT IN ANY OF THE AFORESAID COURTS AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(e)           The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

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IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the day and year first above written.

MIDLAND STATES BANCORP, INC.

By:	/s/ Douglas J. Tucker
Name: Douglas J. Tucker
Title: Senior Vice President and Corporate Counsel

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FORM OF SUBSCRIPTION
(To be executed only upon exercise of Warrant)

To:  Midland States Bancorp, Inc.:

The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder,            shares(1) of Original Preferred Stock of Midland States Bancorp, Inc., [and herewith makes payment of $                               in cash therefor](2)/[surrenders $                       in principal amount of the Amended 2010 Term Note] (3)/[in a Cashless Exercise pursuant to Section 1F of the within Warrant](4), and requests that the certificates for such shares be issued in the name of, and delivered to                                                    whose address is                                                   .

Dated:

(Signature must conform in all respects to name of
holder as specified on the face of this Warrant)

(Street Address)

	(City)	(State)	(Zip Code)

(1)           Insert here the number of shares called for on the face of this Warrant (or, in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for additional Preferred Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise.  In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of this Warrant, to the holder surrendering the same.

(2)           Use in connection with an exercise involving a delivery of funds to the Company.

(3)           Use in connection with an exercise involving the exchange of all or a portion of the principal amount of the Amended 2010 Term Note.

(4)           Use in connection with a Cashless Exercise.

FORM OF ASSIGNMENT
(To be executed only upon transfer of Warrant)

For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto                                                    the right represented by such Warrant to purchase                                                   (1) shares of Original Preferred Stock of Midland States Bancorp, Inc., to which such Warrant relates, and appoints                                                                                              its Attorney to make such transfer on the books of Midland States Bancorp, Inc., maintained for such purpose, with full power of substitution in the premises.

Dated:

(Signature must conform in all respects to name of
holder as specified on the face of this Warrant)

(Street Address)

	(City)	(State)	(Zip Code)

Signed in the presence of:

(1)           Insert here the number of shares called for on the face of the within Warrant (or, in the case of a partial assignment, the portion thereof as to which this Warrant is being assigned), in either case without making any adjustment for additional Preferred Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the within Warrant, may be delivered upon exercise.  In the case of a partial assignment, a new Warrant or Warrants will be issued and delivered, representing the portion of the within Warrant not being assigned, to the holder assigning the same.

EXHIBIT D

EXCHANGE OF SERIES E AND F WARRANTS

for

SERIES C AND D WARRANTS

and

AMENDMENT NO. 1 TO

AMENDED AND RESTATED CREDIT AGREEMENT

between

MIDLAND STATES BANCORP, INC. (“Issuer”)

and

RICHARD E. WORKMAN 2001 TRUST (“Purchaser”)

May 11, 2011

Document Checklist:

1.                                      Amendment Agreement between Issuer and Purchaser amending the following documents:

(a)                                 the Credit Agreement;

(b)                                 the Amended and Restated 2009 Exchange and Warrant Purchase Agreement between Issuer and Purchaser;

(c)                                  the Amended and Restated 2010 Exchange and Warrant Purchase Agreement between Issuer and Purchaser; and

(d)                                 the Registration Rights Agreement between Issuer and Purchaser.

2.                                      Preferred Stock Purchase Warrant issued by Issuer in favor of Purchaser regarding Issuer’s Series E Preferred Stock

3.                                      Preferred Stock Purchase Warrant issued by Issuer in favor of Purchaser regarding Issuer’s Series F Preferred Stock

4.                                      Certificate of Secretary of Issuer including certificate as to incumbency of the following:

(a)	Exhibit A	Articles of Incorporation of Issuer and all amendments thereto certified by the Secretary of State of the State of Illinois
(b)	Exhibit B	By-laws of Issuer
(c)	Exhibit C	Resolutions of Board of Directors of Issuer approving exchange, including:

(i)                                     Statement of Resolutions Establishing Series E 9% Non-Cumulative Perpetual Convertible Preferred Stock

(ii)                                  Statement of Resolutions Establishing Series F 9% Non-Cumulative Perpetual Convertible Preferred Stock

5.                                      Opinion of Barack Ferrazzano Kirschbaum & Nagelberg LLP

6.                                      Certificate of Good Standing of Issuer from the Secretary of State of Illinois

7.                                      Consent of Lender, pursuant to Section 6.10 of the Credit Agreement, to amend, modify, cancel or supplement Related Documents as contemplated by this Agreement

8.                                      On or before May 20, 2011, a Statement of Correction relating to the Statement of Resolutions Establishing Series E 9% Non-Cumulative Perpetual Preferred Stock, as filed with the Secretary of State of Illinois

9.                                      On or before May 20, 2011, a Statement of Correction relating to the Statement of Resolutions Establishing Series F 9% Non-Cumulative Perpetual Preferred Stock, as filed with the Secretary of State of Illinois

EXHIBIT E

Form of Statement of Resolutions Establishing Series E 9% Non-Cumulative Perpetual
Convertible Preferred Stock

STATEMENT OF RESOLUTION ESTABLISHING SERIES

OF

SERIES E 9% NON-CUMULATIVE PERPETUAL CONVERTIBLE
PREFERRED STOCK

OF

MIDLAND STATES BANCORP, INC.

Pursuant to and in accordance with Section 6.10 of the Illinois Business Corporation Act of 1983 (the “IBCA”), the undersigned corporation made the following statement:

ARTICLE 1

The name of the corporation is Midland States Bancorp, Inc. (the “Corporation”).

ARTICLE 2

That pursuant to the authority vested in the board of directors of the Corporation (the “Board of Directors”) in accordance with the provisions of the Articles of Incorporation of the Corporation (the “Articles”), the Board of Directors on March 7, 2011, adopted the following resolution creating a series of 630 shares of Preferred Stock designated as “Series E 9% Non-Cumulative Perpetual Convertible Preferred Stock”:

RESOLVED, that pursuant to the authority vested in the Board of Directors in accordance with the provisions of the Articles, a series of Preferred Stock, par value $2.00 per share, of the Corporation is hereby created, such series to be known as Series E 9% Non-Cumulative Perpetual Convertible Preferred Stock, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

1.             Issuance.  The Board of Directors (the “Board”) of the Corporation has determined that 630 shares of the authorized and unissued preferred stock be identified as “Series E 9% Non-Cumulative Perpetual Convertible Preferred Stock” and has authorized such shares for issuance at a price of $10,000 per share (hereinafter referred to as the “Series E Preferred Stock”).

2.             Dividends.

(a)           Dividends on the Series E Preferred Stock will be payable semi-annually in arrears, when, as and if authorized by the Board of Directors and declared by the Corporation out of legally available funds, on a non-cumulative basis on the $10,000 per share liquidation preference, at an annual rate equal to 9%.  Subject to the foregoing, dividends will be payable in arrears on December 1 and June 1 of each year (each, a “Dividend Payment Date”), commencing with the first such Dividend Payment Date to occur at least 20 calendar days after the Original Issue Date (as defined in paragraph 3(b)), or, if any such day is not a business day, the next business day.  Each dividend will be payable to holders of record as they appear on the

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Corporation’s stock register on the fifteenth day of the month prior to the month in which the relevant Dividend Payment Date occurs.  Each period from and including a Dividend Payment Date (or the date of the issuance of the Series E Preferred Stock) to but excluding the following Dividend Payment Date is herein referred to as a “Dividend Period.”  Dividends payable for each Dividend Period will be computed on the basis of a 360-day year consisting of twelve 30-day months.  If a scheduled Dividend Payment Date falls on a day that is not a business day, the dividend will be paid on the next business day as if it were paid on the scheduled Dividend Payment Date, and no interest or other amount will accrue on the dividend so payable for the period from and after that Dividend Payment Date to the date the dividend is paid.

(b)           Dividends on the Series E Preferred Stock will be non-cumulative.  If for any reason the Board of Directors does not authorize and the Corporation does not declare full cash dividends on the Series E Preferred Stock for a Dividend Period, the Corporation will have no obligation to pay any dividends for that period, whether or not the Board of Directors authorizes and the Corporation declares dividends on the Series E Preferred Stock for any subsequent Dividend Period.  The Corporation is not obligated to and will not pay holders of the Series E Preferred Stock any dividend in excess of the dividends on the Series E Preferred Stock that are payable as described above.  There is no sinking fund with respect to dividends.

(c)           The Series E Preferred Stock created hereby shall rank equally, as to dividends, with the Corporation’s Series C 9% Non-Cumulative Perpetual Convertible Preferred Stock (the “Series C Preferred Stock”), Series D 9% Non-Cumulative Perpetual Convertible Preferred Stock (the “Series D Preferred Stock”) and Series F 9% Non-Cumulative Perpetual Convertible Preferred Stock (the “Series F Preferred Stock”).  The Corporation may not declare or pay or set apart for payment full dividends on any series of preferred stock ranking, as to dividends, equally with or junior to the Series E Preferred Stock unless the Corporation has previously declared and paid or set apart for payment, or the Corporation contemporaneously declares and pays or sets apart for payment, full dividends on the Series E Preferred Stock for the most recently completed Dividend Period.  When dividends are not paid in full on the Series E Preferred Stock and any series of preferred stock ranking equally as to dividends, all dividends upon the Series E Preferred Stock and such equally ranking series will be declared and paid pro rata.  For purposes of calculating the pro rata allocation of partial dividend payments, the Corporation will allocate dividend payments based on the ratio between the then-current dividend payments due on shares of Series E Preferred Stock and the aggregate of the current and accrued dividends due on any equally ranking series.  The Corporation will not pay interest or any sum of money instead of interest on any dividend payment that may be in arrears on the Series E Preferred Stock.  Unless the Corporation has paid or declared and set aside for payment full dividends on the Series E Preferred Stock for the most recently completed Dividend Period, the Corporation will not:

•                                          declare or make any dividend payment or distribution on any junior ranking stock, other than a dividend paid in junior ranking stock, or

•                                          redeem, purchase, otherwise acquire or set apart money for a sinking fund for the redemption of any junior or equally ranking stock, except by conversion into or exchange for junior ranking stock.

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As used herein, “junior to the Series E Preferred Stock,” “junior ranking stock” and like terms refer to the Corporation’s Common Stock and any other class or series of the Corporation’s capital stock over which the Series E Preferred Stock has preference or priority in the payment of dividends or in the distribution of assets on the Corporation’s liquidation, dissolution or winding up, and “equally ranking” and like terms refer to the Series C Preferred Stock, the Series D Preferred Stock and the Series F Preferred Stock, and any other class or series of the Corporation’s capital stock that ranks on a parity with the Series E Preferred Stock in the payment of dividends or in the distribution of assets on the Corporation’s liquidation, dissolution or winding up.  Subject to the conditions described above, and not otherwise, dividends (payable in cash, stock, or otherwise), as may be determined by the Board of Directors or a duly authorized committee of the Board of Directors, may be declared and paid on the Corporation’s Common Stock and any other stock ranking equally with or junior to the Series E Preferred Stock from time to time out of any assets legally available for such payment, and the holders of the Series E Preferred Stock will not be entitled to participate in those dividends.

3.             Conversion.  The holders of the Series E Preferred Stock shall have the following conversion rights (the “Conversion Rights”) and be subject to the following provisions with respect to the conversion of Series E Preferred Stock:

(a)           Right to Convert.  Each share of Series E Preferred Stock may be converted at any time at the option of the holder into fully paid and nonassessable shares of Common Stock, at the Conversion Price (as hereafter defined) therefor in effect at the time of conversion determined as provided herein, at the option of the holder thereof, at any time after the date of issuance of such shares, at the office of the Corporation or any transfer agent for the Series E Preferred Stock or Common Stock.

(b)           Conversion Price.  Each share of Preferred Stock shall be convertible into the number of shares of Common Stock that results from dividing $10,000 by the Conversion Price per share in effect at the time of conversion for each share of Preferred Stock.  The Conversion Price per share for the Preferred Stock at the date on which such share of Preferred Stock is originally issued (the “Original Issue Date”) shall be $11.75, provided that if at the date of conversion the Corporation has not declared and paid dividends with respect to two or more Dividend Periods, the Conversion Price shall be $9.243 (the “Conversion Price”).  The Conversion Price shall be subject to adjustment from time to time as provided herein.

(c)           Mandatory Conversion; Unpaid Dividends.

(i)            The Corporation shall have the right at any time (the “Mandatory Conversion Date”) after the fifth anniversary of the Original Issue Date to call and convert all (but not less than all) of the outstanding shares of Series E Preferred Stock into shares of Common Stock if, on the date the Corporation gives the Conversion Notice (as hereinafter defined), the Book Value Per Share of the Corporation’s Common Stock equals or exceeds $10.629.  “Book Value Per Share of the Corporation’s Common Stock” at any date means the result obtained by dividing (i) the Corporation’s total common shareholders’ equity at that date by (ii) the number of shares of Common Stock then outstanding, net of any shares held in the treasury.

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(ii)           Not less than 30 days nor more than 60 days prior to the Mandatory Conversion Date, written notice (the “Conversion Notice”) shall be mailed, first class postage prepaid, to the holders of the shares of the Series E Preferred Stock at their address last shown on the records of the Corporation.  The Conversion Notice shall state: (A) the number of shares being converted; (B) what the Mandatory Conversion Date and Conversion Price are; (C) that the holders’ voluntary Conversion Rights (as herein defined) shall terminate; and (D) that each holder is to surrender to the Corporation, in the manner and at the place designated, the certificates representing the shares of Series E Preferred Stock to be converted.

(iii)          On or before the Mandatory Conversion Date, the holders of shares of Series E Preferred Stock being converted shall surrender the certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Conversion Notice, and thereupon a certificate or certificates for the number of shares of Common Stock into which such shares of Series E Preferred Stock have been converted shall be issued to the person whose name appears on such surrendered certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired.

(iv)          If the Conversion Notice shall have been duly given, and if on the Mandatory Conversion Date the required number of shares of Common Stock are issuable, all shares of Series E Preferred Stock shall no longer be outstanding, shall be cancelled and retired and shall cease to exist.  Each certificate formerly representing any shares of the Series E Preferred Stock shall thereafter represent only the right to receive (A) the corresponding shares of Common Stock, plus cash in lieu of any fractional shares of Common Stock due upon conversion of shares of Series E Preferred Stock, (B) the amount of dividends or other distributions with a record date after the Mandatory Conversion Date but prior to the surrender date, and with a payment date at, prior or subsequent to the surrender date, not paid with respect to the Common Stock issuable upon conversion, less the amount of any withholding taxes which may be required thereon and (C) the amount equal to any authorized, declared and unpaid dividends, without accumulation of any undeclared dividends, on such Series E Preferred Stock (the “Net Accrued Dividends”) through such Mandatory Conversion Date.

(d)           Mechanics of Voluntary Conversion; Unpaid Dividends.

(i)            Before any holder of Series E Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent of the Series E Preferred Stock or Common Stock, and shall give written notice by mail, postage prepaid, to the Corporation at such office that he elects to convert the same and shall state therein the number of shares of Series E Preferred Stock being converted and the name or names in which the certificate or certificates for shares of Common Stock are to be issued.  Thereupon the Corporation shall promptly issue and deliver at such office to such holder of Series E Preferred Stock or to the nominee or nominees of such holder a certificate or certificates for the number of shares of Common Stock to which he shall be entitled.

(ii)           Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series E Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable

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upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.  A holder of Series E Preferred Stock who surrenders shares of Series E Preferred Stock for conversion shall be entitled to receive from the Corporation on the date of such surrender an amount in cash equal to the Net Accrued Dividends on such surrendered shares of Series E Preferred Stock, but any future dividends with respect to the surrendered shares of Series E Preferred Stock shall cease to accrue after such surrender and all rights with respect to such shares shall forthwith after such surrender terminate.

(e)           Adjustment for Stock Splits and Combinations.  If the Corporation shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased; conversely, if the Corporation shall at any time or from time to time after the Original Issue Date reduce the outstanding shares of Common Stock by a stock combination, the Conversion Price then in effect immediately before the combination shall be proportionately increased.  Any adjustment under this paragraph 3(e) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(f)            Adjustment for Certain Dividends and Distributions.  In the event the Corporation at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price for the Series E Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for the Series E Preferred Stock by a fraction:

(i)            the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(ii)           the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price for the Series E Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price for the Series E Preferred Stock shall be adjusted pursuant to this paragraph 3(f) as of the time of actual payment of such dividends or distributions.

(g)           Adjustments for Other Dividends and Distributions.  In the event the Corporation at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Series E Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received

5

had their Series E Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period giving application to all adjustments called for during such period under this paragraph 3 with respect to the rights of the holders of the Series E Preferred Stock.  Notwithstanding the foregoing, to the extent the Corporation has a rights plan in effect with respect to the Common Stock on any date upon which Series E Preferred Stock is converted, upon conversion, the holder will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to such date, the rights have separated from the shares of Common Stock in accordance with the provisions of such rights plan.

(h)           Adjustment for Reclassification, Exchange or Substitution.  If the Common Stock issuable upon the conversion of the Series E Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares of stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this paragraph 3), then and in each such event the holder of each share of Series E Preferred Stock shall have the right thereafter to convert such share into the kind and amounts of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series E Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

(i)            Reorganization, Mergers, Consolidations or Sales of Assets.  If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this paragraph 3) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all the Corporation’s properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Series E Preferred Stock shall thereafter be entitled to receive upon conversion of the Series E Preferred Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor Corporation resulting from such merger or consolidation or sale, to which a holder of that number of shares of Common Stock deliverable upon conversion of the Series E Preferred Stock would have been entitled on such capital reorganization, merger, consolidation or sale.  In any such case, appropriate adjustment shall be made in the application of the provisions of this paragraph 3 with respect to the rights of the holders of the Series E Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this paragraph 3 (including adjustment of the Conversion Prices and the number of shares purchasable upon conversion of the Series E Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

(j)            Sale of Shares Below Conversion Price.

(i)            If at any time or from time to time after the Original Issue Date, the Corporation shall issue or sell Additional Shares of Common Stock (as hereinafter defined), other than as a dividend as provided in paragraph 3(f) above, and other than upon a subdivision or combination of shares of Common Stock as provided in paragraph 3(e) above, for a

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consideration per share less than the Conversion Price for the Series E Preferred Stock (or, if an adjusted Conversion Price shall be in effect by reason of a previous adjustment, then less than such adjusted Conversion Price), then and in each case the applicable Conversion Price for the Series E Preferred Stock shall be reduced, as of the opening of business on the date of such issue or sale, to a price determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (B) the number of shares of Common Stock that the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at the Conversion Price, and the denominator of which shall be the sum of (X) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (Y) the number of such Additional Shares of Common Stock so issued.

(ii)           For the purpose of making any adjustment in the Conversion Price or number of shares of Common Stock purchasable on the conversion of Series E Preferred Stock as provided above, the consideration received by the Corporation for any issue or sale of securities shall,

(A)          to the extent it consists of cash, be computed at the net amount of cash received by the Corporation after deduction of any underwriting or similar commissions, concessions or compensation paid or allowed by the Corporation in connection with such issue or sale,

(B)          to the extent it consists of services or property other than cash, be computed at the fair value of such services or property as determined in good faith by the Board of Directors; and

(C)          if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined), or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration that covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

(iii)          For the purpose of the adjustment provided in subparagraph (i) of this paragraph 3(j), if at any time or from time to time after the Original Issue Date the Corporation shall issue any rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being hereinafter referred to as “Convertible Securities”), then, in each case, if the Effective Price (as hereinafter defined) of such rights, options or Convertible Securities shall be less than the then existing Conversion Price for the Series E Preferred Stock, the Corporation shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such shares, or an amount equal to the total amount of the consideration, if any, received by the Corporation for the rights or options or Convertible Securities, plus, in the case of such options

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or rights, the minimum amounts of consideration, if any, payable to the Corporation upon exercise or conversion of such options or rights.  For purposes of the foregoing, “Effective Price” shall mean the quotient determined by dividing the total of all such consideration by such maximum number of Additional Shares of Common Stock.  No further adjustment of the Conversion Price adjusted upon the issuance of such rights, options or Convertible Securities shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities.

If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Conversion Price adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Conversion Price that would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted plus the consideration, if any, actually received by the Corporation on the conversion of such Convertible Securities.

(iv)          For the purpose of the adjustment provided for in subparagraph (i) of this paragraph 3(j), if at any time or from time to time after the Original Issue Date the Corporation shall issue any rights or options for the purchase of Convertible Securities, then, in each such case, if the Effective Price thereof is less than the current Conversion Price, the Corporation shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion of the total amount of Convertible Securities covered by such rights or options and to have received as consideration for the issuance of such Additional Shares of Common Stock an amount equal to the amount of consideration, if any, received by the Corporation for the issuance of such rights or options, plus the minimum amounts of consideration, if any, payable to the Corporation upon the conversion of such Convertible Securities.  For purposes of the foregoing, “Effective Price” shall mean the quotient determined by dividing the total amount of such consideration by such maximum number of Additional Shares of Common Stock.  No further adjustment of such Conversion Price adjusted upon the issuance of such rights or options shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion of such Convertible Securities.

The provisions of subparagraph (iii) above for the readjustment of such Conversion Price upon the expiration of rights or options or the rights of conversion of Convertible Securities, shall apply mutatis mutandis to the rights, options and Convertible Securities referred to in this subparagraph (iv).

(k)           Definition.  The term “Additional Shares of Common Stock” as used herein shall mean all shares of Common Stock issued or deemed issued by the Corporation after the Original Issue Date, whether or not subsequently reacquired or retired by the Corporation, other than

8

(i) shares of Common Stock issued upon conversion of the Series E Preferred Stock and (ii) any shares of Common Stock (as adjusted for all stock dividends, stock splits, subdivisions and combinations) issued to employees, officers, directors, consultants or other persons performing services for the Corporation (if so issued solely because of any such person’s status as an officer, director, employee, consultant or other person performing services for the Corporation and not as part of any offering of the Corporation’s securities) pursuant to any stock option plan, stock purchase plan or management incentive plan, agreement or arrangement approved by the Board.

(l)            Accountants’ Certificate of Adjustment.  In each case of an adjustment or readjustment of the Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Series E Preferred Stock, the Corporation, at its expense, shall cause independent certified public accountants of recognized standing selected by the Corporation (who may be the independent certified public accountants then auditing the books of the Corporation) to compute such adjustment or readjustment in accordance herewith and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Series E Preferred Stock at the holder’s address as shown in the Corporation’s books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based including a statement of (i) the consideration received or to be received by the Corporation for any Additional Shares of Common Stock issued or sold or deemed to have been issued or sold, (ii) the Conversion Price at the time in effect for each series of the Series E Preferred Stock and (iii) the number of Additional Shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon conversion of the Series E Preferred Stock.

(m)          Notices of Record Date.  In the event of any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all the assets of the Corporation to any other corporation, entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, the Corporation shall mail to each holder of Series E Preferred Stock (other than any such holder who is also a holder of record, or the affiliate of a holder of record, of the Corporation’s Common Stock, or is a director or executive officer, or an affiliate of a director or executive officer, of the Corporation) at least 20 days prior to the record date specified therein, a notice specifying (A) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (B) the time, if any is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

(n)           Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of shares of Series E Preferred Stock.  In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of the Corporation’s Common Stock on the date of conversion, as determined in good faith by the Corporation’s Board of Directors.  Whether or not the fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series E Preferred Stock the holder holds at the time

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converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(o)           Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series E Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series E Preferred Stock.  As a condition precedent to the taking of any action which would cause an adjustment to the Conversion Price, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient in order that it may validly and legally issue the shares of its Common Stock issuable based upon such adjusted Conversion Price.

(p)           Notices.  Any notice required by the provisions of this paragraph 3 to be given to the holder of shares of the Series E Preferred Stock shall be deemed given (i) when delivered by hand, (ii) when delivered by Federal Express or a similar overnight courier to each holder of record at his or her address appearing on the books of the Corporation or (iii) five days after being deposited in any United States Post Office enclosed in a postage prepaid, registered or certified envelope addressed to each holder of record at his or her address appearing on the books of the Corporation.

(q)           Payment of Taxes.  The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series E Preferred Stock or shares of Common Stock or other securities issued on account of Series E Preferred Stock pursuant hereto or certificates representing such shares or securities.  The Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series E Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series E Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

(r)            No Dilution or Impairment.  The Corporation shall not amend its articles of incorporation, as amended, or participate in any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the material terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series E Preferred Stock against dilution or other impairment.

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4.             Voting Rights.

(a)           The Series E Preferred Stock shall have no voting rights except as provided herein or as otherwise from time to time required by law.

(b)           Whenever dividends payable on the Series E Preferred Stock have not been paid for three or more Dividend Periods, whether or not consecutive, the holders shall have the right, with holders of any other series of securities of the Corporation ranking equally with the Series E Preferred Stock as to dividends that have similar voting rights (including, without limitation, the Series C Preferred Stock, the Series D Preferred Stock and the Series F Preferred Stock) and on which dividends likewise have not been paid (the “Voting Parity Securities”), voting together as a class, at a special meeting called at the request of holders of at least 20% of the shares of Series E Preferred Stock outstanding or of holders of at least 20% of the shares of any Voting Parity Securities (unless such request for a special meeting is received less than 90 calendar days before the date fixed for the next annual or special meeting of the Corporation’s shareholders, in which event such election shall be held only at such next annual or special meeting of the Corporation’s shareholders) or at the Corporation’s next annual or special meeting of the Corporation’s shareholders, to elect two additional directors to the Board of Directors; provided that the election of any such director does not cause the Corporation to violate the applicable corporate governance requirements or any applicable exchange or trading market where the Common Stock is then listed or quoted, as the case may be; and provided, further, that at no time will the Corporation’s Board of Directors include more than two directors elected pursuant to this paragraph 4(b).  At any meeting held for the purpose of electing such a director, the presence in person or by proxy of the holders of shares representing at least a majority of the voting power of the Series E Preferred Stock and any Voting Parity Securities, voting together as a class, shall be required to constitute a quorum of such shares.  The affirmative vote of the holders of Series E Preferred Stock and holders of any Voting Parity Securities, voting together as a class, representing a majority of the voting power of such shares present at such meeting, in person or by proxy, shall be sufficient to elect any such director.

(c)           Upon the election of any such directors, the number of directors that comprise the board of directors shall be increased by such number of directors.  Such directors shall be elected to terms that are the shorter of the next annual meeting of the Corporation and such time as full dividends have been paid on the Series E Preferred Stock for at least three consecutive Dividend Periods.  In the event such term expires prior to the time full dividends have been paid on the Series E Preferred Stock for at least three consecutive Dividend Periods, any such directors may be elected to successive terms of similar duration until full dividends have been paid on the Series E Preferred Stock for at least three consecutive Dividend Periods.  Holders of Series E Preferred Stock, together with holders of any Voting Parity Securities, voting together as a class, may remove any director they elected.  Any vacancy created by the removal of any such director shall be filled only by the vote of the holders of the Series E Preferred Stock and holders of any Voting Parity Securities, voting together as a class.  If the office of either such director becomes vacant for any reason other than removal, the remaining director may choose a successor who will hold office for the unexpired term of the vacant office.

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(d)           So long as any shares of Series E Preferred Stock remain outstanding, the Corporation shall not, without the vote, in person or by proxy, or written consent of the holders of at least 75% of the shares of the Series E Preferred Stock, voting as a separate class:

(i)            amend the articles of incorporation, as amended, to authorize, or increase the authorized amount of, any shares of any class or series of stock ranking senior to the Series E Preferred Stock with respect to payment of dividends or distribution of assets on liquidation of the Corporation; as well as any amendment of the articles of incorporation, as amended, or amended and restated bylaws that would alter or change the voting powers, preferences or special rights of the Series E Preferred Stock so as to materially and adversely affect them; provided that the amendment of the articles of incorporation, as amended, so as to authorize or create, or to increase the authorized amount of any shares of any class or series or any securities convertible into shares of any class or series of stock of the Corporation ranking on a parity with or junior to the Series E Preferred Stock with respect to dividends and in the distribution of assets on liquidation, dissolution or winding-up of the Corporation shall not be deemed to materially and adversely affect the voting powers, preferences or special rights of the Series E Preferred Stock; or

(ii)           consummate a binding share exchange, a reclassification involving the Series E Preferred Stock or a merger or consolidation of the Corporation with another entity; provided, however, that the holders of Series E Preferred Stock shall have no right to vote under this provision or otherwise under Illinois law if in each case (A) both (1) the Series E Preferred Stock remains outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, is converted into or exchanged for preferred securities of the surviving or resulting entity (or its ultimate parent) that is an entity organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and (2) the Series E Preferred Stock remaining outstanding or the new preferred securities, as the case may be, have such powers, preferences and special rights, taken as a whole, as are not materially less favorable to the holders thereof than the powers, preferences and special rights of the Series E Preferred Stock, or (B) the Corporation has exercised its mandatory conversion rights pursuant to paragraph 3(c) hereof in connection with such consummation.

(e)           The number of votes of each share of Series E Preferred Stock and any Voting Parity Securities participating in the votes described above shall be calculated on an as converted basis or, if not all of such stock is convertible or exchangeable for Common Stock, shall be in proportion to the liquidation preference of such share.

5.             Redemption Rights.

(a)           The Corporation shall have the right at any time after the fifth anniversary of the Original Issue Date (the “Redemption Date”) to call and redeem all (but not less than all) of the outstanding shares of Series E Preferred Stock at a price of $10,000 per share, plus any authorized, declared and unpaid dividends thereon, without accumulation of any undeclared dividends, through the Redemption Date (the “Redemption Price”).  Redemption of the Series E Preferred Stock is subject to receipt by the Corporation of any required prior approvals from the Board of Governors of the Federal Reserve System or any other regulatory authority.

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(b)           Not less than 30 days nor more than 60 days prior to the Redemption Date, written notice (the “Redemption Notice”) shall be mailed, first class postage prepaid, to the holders of the shares of the Series E Preferred Stock at their address last shown on the records of the Corporation.  The Redemption Notice shall state: (i) the number of shares being redeemed; (ii) what the Redemption Date and Redemption Price are; (iii) that the holders’ voluntary Conversion Rights (as defined in paragraph 3) shall terminate; and (iv) that each holder is to surrender to the Corporation, in the manner and at the place designated, the certificates representing the shares of Series E Preferred Stock to be redeemed.

(c)           On or before the Redemption Date, the holders of shares of Series E Preferred Stock being redeemed, unless a holder has exercised his or her right to convert the shares as provided in paragraph 3 hereof, shall surrender the certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof.

(d)           If the Redemption Notice shall have been duly given, and if on or before the Redemption Date the Redemption Price has been set aside by the Corporation, then all shares of Series E Preferred Stock shall no longer be outstanding, shall be cancelled and retired and shall cease to exist.  Each certificate formerly representing any shares of the Series E Preferred Stock shall thereafter represent only the right to receive the Redemption Price.

6.             Liquidation.  Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series E Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, the amount of $10,000 per share, plus any authorized, declared and unpaid dividends through the date of such distribution, without accumulation of any undeclared dividends, before any payment or distribution shall be made on the Common Stock but pro rata with and in proportion to the liquidation rights of the holders of any other series of preferred stock with parity rights upon liquidation that are then outstanding.  In the event the assets of the Corporation available for distribution to the holders of shares of the Series E Preferred Stock upon any dissolution, liquidation or winding up of the Corporation shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this paragraph 6, then all of the assets of the Corporation to be distributed to such holders of Series E Preferred Stock shall be distributed ratably to the holders of Series E Preferred Stock.  After the payment to the holders of the shares of the Series E Preferred Stock of the full amounts provided for in this paragraph 6, the holders of the Series E Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.

7.             Information Rights.  The holders of shares of Series E Preferred Stock shall be entitled to receive audited annual financial statements of the Corporation, as soon as such statements become available.

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FURTHER RESOLVED, that the statements contained in the foregoing resolutions creating and designating the said issue of Series E Preferred Stock and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the effective date of said series, be deemed to be included in and be a part of the articles of incorporation, as amended, of the Corporation pursuant to the provisions of the Illinois Business Corporation Act.

IN WITNESS WHEREOF, Midland States Bancorp, Inc. has caused this Statement of Resolution Establishing Series to be signed this 7th day of March, 2011, by a duly authorized officer, who affirms, under penalties of perjury, that the facts stated herein are true.

MIDLAND STATES BANCORP, INC.

By:	/s/ Douglas J. Tucker
	Name:	Douglas J. Tucker
	Title:	Senior Vice President and Corporate Counsel

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EXHIBIT F

Form of Statement of Resolutions Establishing Series F 9% Non-Cumulative Perpetual
Convertible Preferred Stock

STATEMENT OF RESOLUTION ESTABLISHING SERIES

OF

SERIES F 9% NON-CUMULATIVE PERPETUAL CONVERTIBLE
PREFERRED STOCK

OF

MIDLAND STATES BANCORP, INC.

Pursuant to and in accordance with Section 6.10 of the Illinois Business Corporation Act of 1983 (the “IBCA”), the undersigned corporation made the following statement:

ARTICLE 1

The name of the corporation is Midland States Bancorp, Inc. (the “Corporation”).

ARTICLE 2

That pursuant to the authority vested in the board of directors of the Corporation (the “Board of Directors”) in accordance with the provisions of the Articles of Incorporation of the Corporation (the “Articles”), the Board of Directors on March 7, 2011, adopted the following resolution creating a series of 500 shares of Preferred Stock designated as “Series F 9% Non-Cumulative Perpetual Convertible Preferred Stock”:

RESOLVED, that pursuant to the authority vested in the Board of Directors in accordance with the provisions of the Articles, a series of Preferred Stock, par value $2.00 per share, of the Corporation is hereby created, such series to be known as Series F 9% Non-Cumulative Perpetual Convertible Preferred Stock, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

1.             Issuance.  The Board of Directors (the “Board”) of the Corporation has determined that 500 shares of the authorized and unissued preferred stock be identified as “Series F 9% Non-Cumulative Perpetual Convertible Preferred Stock” and has authorized such shares for issuance at a price of $10,000 per share (hereinafter referred to as the “Series F Preferred Stock”).  The date on which the Series F Preferred Stock is originally issued shall hereinafter be referred to as the “Original Issue Date.”

2.             Dividends.

(a)           Dividends on the Series F Preferred Stock will be payable semi-annually in arrears, when, as and if authorized by the Board of Directors and declared by the Corporation out of legally available funds, on a non-cumulative basis on the $10,000 per share liquidation preference, at an annual rate equal to 9%.  Subject to the foregoing, dividends will be payable in arrears on December 1 and June 1 of each year (each, a “Dividend Payment Date”), commencing with the first such Dividend Payment Date to occur at least 20 calendar days after the Original Issue Date, or, if any such day is not a business day, the next business day.  Each dividend will be payable to holders of record as they appear on the Corporation’s stock register on the fifteenth day of the month prior to the month in which the relevant Dividend Payment Date occurs.  Each period from and including a Dividend Payment Date (or the date of the issuance of the Series F Preferred Stock) to but excluding the following Dividend Payment Date is herein referred to as a “Dividend Period”.  Dividends payable for each Dividend Period will be computed on the basis of a 360-day year consisting of twelve 30-day months.  If a scheduled Dividend Payment Date falls on a day that is not a business day, the dividend will be paid on the next business day as if it were paid on the scheduled Dividend Payment Date, and no interest or other amount will accrue on the dividend so payable for the period from and after that Dividend Payment Date to the date the dividend is paid.

(b)           Dividends on the Series F Preferred Stock will be non-cumulative.  If for any reason the Board of Directors does not authorize and the Corporation does not declare full cash dividends on the Series F Preferred Stock for a Dividend Period, the Corporation will have no obligation to pay any dividends for that period, whether or not the Board of Directors authorizes and the Corporation declares dividends on the Series F Preferred Stock for any subsequent Dividend Period.  The Corporation is not obligated to and will not pay holders of the Series F Preferred Stock any dividend in excess of the dividends on the Series F Preferred Stock that are payable as described above.  There is no sinking fund with respect to dividends.

(c)           The Series F Preferred Stock created hereby shall rank equally, as to dividends, with the Corporation’s Series C 9% Non-Cumulative Perpetual Convertible Preferred Stock (the “Series C Preferred Stock”), Series D 9% Non-Cumulative Perpetual Convertible Preferred Stock (the “Series D Preferred Stock”) and Series E 9% Non-Cumulative Perpetual Convertible Preferred Stock (the “Series E Preferred Stock”).  The Corporation may not declare or pay or set apart for payment full dividends on any series of preferred stock ranking, as to dividends, equally with or junior to the Series F Preferred Stock unless the Corporation has previously declared and paid or set apart for payment, or the Corporation contemporaneously declares and pays or sets apart for payment, full dividends on the Series F Preferred Stock for the most recently completed Dividend Period.  When dividends are not paid in full on the Series F Preferred Stock and any series of preferred stock ranking equally as to dividends, all dividends upon the Series F Preferred Stock and such equally ranking series will be declared and paid pro rata.  For purposes of calculating the pro rata allocation of partial dividend payments, the Corporation will allocate dividend payments based on the ratio between the then-current dividend payments due on shares of Series F Preferred Stock and the aggregate of the current and accrued dividends due on any equally ranking series.  The Corporation will not pay interest or any sum of money instead of interest on any dividend payment that may be in arrears on the Series F Preferred Stock.  Unless the Corporation has paid or declared and set aside for payment full dividends on the Series F Preferred Stock for the most recently completed Dividend Period, the Corporation will not:

•              declare or make any dividend payment or distribution on any junior ranking stock, other than a dividend paid in junior ranking stock, or

•              redeem, purchase, otherwise acquire or set apart money for a sinking fund for the redemption of any junior or equally ranking stock, except by conversion into or exchange for junior ranking stock.

As used herein, “junior to the Series F Preferred Stock,” “junior ranking stock” and like terms refer to the Corporation’s Common Stock and any other class or series of the Corporation’s capital stock over which the Series F Preferred Stock has preference or priority in the payment of dividends or in the distribution of assets on the Corporation’s liquidation, dissolution or winding up, and “equally ranking” and like terms refer to the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock, and any other class or series of the Corporation’s capital stock that ranks on a parity with the Series F Preferred Stock in the payment of dividends or in the distribution of assets on the Corporation’s liquidation, dissolution or winding up. Subject to the conditions described above, and not otherwise, dividends (payable in cash, stock, or otherwise), as may be determined by the Board of Directors or a duly authorized committee of the Board of Directors, may be declared and paid on the Corporation’s Common Stock and any other stock ranking equally with or junior to the Series F Preferred Stock from time to time out of any assets legally available for such payment, and the holders of the Series F Preferred Stock will not be entitled to participate in those dividends.

3.             Conversion.  The holders of the Series F Preferred Stock shall have the following conversion rights (the “Conversion Rights”) and be subject to the following provisions with respect to the conversion of Series F Preferred Stock:

(a)           Right to Convert.  Each share of Series F Preferred Stock may be converted at any time at the option of the holder into fully paid and nonassessable shares of Common Stock, at the Conversion Price (as hereafter defined) as provided herein, at the option of the holder thereof, at any time after the date of issuance of such shares, at the office of the Corporation or any transfer agent for the Series F Preferred Stock or Common Stock.

(b)           Conversion Price.  Each share of Series F Preferred Stock shall be convertible into the number of shares of Common Stock that results from dividing $10,000 by the Conversion Price per share.  The Conversion Price per share shall be equal to $23.00 (the “Conversion Price”).  The Conversion Price shall be subject to adjustment from time to time as provided herein.

(c)           Mandatory Conversion; Unpaid Dividends.

(i)            The Corporation shall have the right at any time (the “Mandatory Conversion Date”) after the fifth anniversary of the Original Issue Date to call and convert all (but not less than all) of the outstanding shares of Series F Preferred Stock into shares of Common Stock if, on the date the Corporation gives the Conversion Notice (as hereinafter defined), the Book Value Per Share of the Corporation’s Common Stock equals or exceeds $18.487.  “Book Value Per Share of the Corporation’s Common Stock” at any date means the result obtained by dividing (i) the Corporation’s total common shareholders’ equity at that date, by (ii) the number of shares of Common Stock then outstanding, net of any shares held in the treasury.

(ii)           Not less than 30 days nor more than 60 days prior to the Mandatory Conversion Date, written notice (the “Conversion Notice”) shall be mailed, first class postage prepaid, to the holders of the shares of the Series F Preferred Stock at their address last shown on the records of the Corporation.  The Conversion Notice shall state: (A) the number of shares being converted; (B) the Mandatory Conversion Date; (C) that the holders’ voluntary Conversion

Rights (as herein defined) shall terminate; and (D) that each holder is to surrender to the Corporation, in the manner and at the place designated, the certificates representing the shares of Series F Preferred Stock to be converted.

(iii)          On or before the Mandatory Conversion Date, the holders of shares of Series F Preferred Stock being converted shall surrender the certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Conversion Notice, and thereupon a certificate or certificates for the number of shares of Common Stock into which such shares of Series F Preferred Stock have been converted shall be issued to the person whose name appears on such surrendered certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired.

(iv)          If the Conversion Notice shall have been duly given, and if on the Mandatory Conversion Date the required number of shares of Common Stock are issuable, all shares of Series F Preferred Stock shall no longer be outstanding, shall be cancelled and retired and shall cease to exist.  Each certificate formerly representing any shares of the Series F Preferred Stock shall thereafter represent only the right to receive (A) the corresponding shares of Common Stock, plus cash in lieu of any fractional shares of Common Stock due upon conversion of shares of Series F Preferred Stock, (B) the amount of dividends or other distributions with a record date after the Mandatory Conversion Date but prior to the surrender date, and with a payment date at, prior or subsequent to the surrender date, not paid with respect to the Common Stock issuable upon conversion, less the amount of any withholding taxes which may be required thereon and (C) the amount equal to any authorized, declared and unpaid dividends, without accumulation of any undeclared dividends, on such Series F Preferred Stock (the “Net Accrued Dividends”) through such Mandatory Conversion Date.

(d)           Mechanics of Voluntary Conversion; Unpaid Dividends.

(i)            Before any holder of Series F Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent of the Series F Preferred Stock or Common Stock, and shall give written notice by mail, postage prepaid, to the Corporation at such office that he elects to convert the same and shall state therein the number of shares of Series F Preferred Stock being converted and the name or names in which the certificate or certificates for shares of Common Stock are to be issued. Thereupon the Corporation shall promptly issue and deliver at such office to such holder of Series F Preferred Stock or to the nominee or nominees of such holder a certificate or certificates for the number of shares of Common Stock to which he shall be entitled.

(ii)           Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series F Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.  A holder of Series F Preferred Stock who surrenders shares of Series F Preferred Stock for conversion shall be entitled to receive from the Corporation on the date of such surrender an amount in cash equal to the Net Accrued Dividends on such surrendered shares of Series F Preferred Stock, but any future dividends with respect to the surrendered shares of Series F Preferred Stock shall cease to accrue after such surrender and all rights with respect to such shares shall forthwith after such surrender terminate.

(e)           Adjustment for Stock Splits and Combinations.  If the Corporation shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the Conversion Price shall be proportionately decreased; conversely, if the Corporation shall at any time or from time to time after the Original Issue Date reduce the outstanding shares of Common Stock by a stock combination, the Conversion Price shall be proportionately increased.  Any adjustment under this paragraph 3(e) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(f)            Adjustment for Certain Dividends and Distributions.  In the event the Corporation at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price for the Series F Preferred Stock shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for the Series F Preferred Stock by a fraction:

(i)            the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(ii)           the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price for the Series F Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price for the Series F Preferred Stock shall be adjusted pursuant to this paragraph 3(f) as of the time of actual payment of such dividends or distributions.

(g)           Adjustments for Other Dividends and Distributions.  In the event the Corporation at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Series F Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had their Series F Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period giving application to all adjustments called for during such period under this paragraph 3 with respect to the rights of the holders of the Series F Preferred Stock. Notwithstanding the foregoing, to the extent the Corporation has a rights plan in effect with respect to the Common Stock on any date upon which Series F Preferred Stock is converted, upon conversion, the holder will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to such date, the rights have separated from the shares of Common Stock in accordance with the provisions of such rights plan.

(h)           Adjustment for Reclassification, Exchange or Substitution.  If the Common Stock issuable upon the conversion of the Series F Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares of stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this paragraph 3), then and in each such event the holder of each share of Series F Preferred Stock shall have the right thereafter to convert such share into the kind and amounts of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series F Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

(i)            Reorganization, Mergers, Consolidations or Sales of Assets.  If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this paragraph 3) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all the Corporation’s properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Series F Preferred Stock shall thereafter be entitled to receive upon conversion of the Series F Preferred Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor Corporation resulting from such merger or consolidation or sale, to which a holder of that number of shares of Common Stock deliverable upon conversion of the Series F Preferred Stock would have been entitled on such capital reorganization, merger, consolidation or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this paragraph 3 with respect to the rights of the holders of the Series F Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this paragraph 3 (including adjustment of the Conversion Prices and the number of shares purchasable upon conversion of the Series F Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

(j)            Sale of Shares Below Conversion Price.

(i)            If at any time or from time to time after the Original Issue Date, the Corporation shall issue or sell Additional Shares of Common Stock (as hereinafter defined), other than as a dividend as provided in paragraph 3(f) above, and other than upon a subdivision or combination of shares of Common Stock as provided in paragraph 3(e) above, for a consideration per share less than the Conversion Price for the Series F Preferred Stock (or, if an adjusted Conversion Price shall be in effect by reason of a previous adjustment, then less than such adjusted Conversion Price), then and in each case the applicable Conversion Price for the Series F Preferred Stock shall be reduced, as of the opening of business on the date of such issue or sale, to a price determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (B) the number of shares of Common Stock that the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at the Conversion Price, and the denominator of which shall be the sum of (X) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus (Y) the number of such Additional Shares of Common Stock so issued.

(ii)           For the purpose of making any adjustment in the Conversion Price or number of shares of Common Stock purchasable on the conversion of Series F Preferred Stock as provided above, the consideration received by the Corporation for any issue or sale of securities shall,

(A) to the extent it consists of cash, be computed at the net amount of cash received by the Corporation after deduction of any underwriting or similar commissions, concessions or compensation paid or allowed by the Corporation in connection with such issue or sale,

(B) to the extent it consists of services or property other than cash, be computed at the fair value of such services or property as determined in good faith by the Board of Directors; and

(C) if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined), or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration that covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

(iii)          For the purpose of the adjustment provided in subparagraph (i) of this paragraph 3(j), if at any time or from time to time after the Original Issue Date the Corporation shall issue any rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being hereinafter referred to as “Convertible Securities”), then, in each case, if the Effective Price (as hereinafter defined) of such rights, options or Convertible Securities shall be less than the then existing Conversion Price for the Series F Preferred Stock, the Corporation shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such shares, or an amount equal to the total amount of the consideration, if any, received by the Corporation for the rights or options or Convertible Securities, plus, in the case of such options or rights, the minimum amounts of consideration, if any, payable to the Corporation upon exercise or conversion of such options or rights. For purposes of the foregoing, “Effective Price” shall mean the quotient determined by dividing the total of all such consideration by such maximum number of Additional Shares of Common Stock.  No further adjustment of the Conversion Price adjusted upon the issuance of such rights, options or Convertible Securities shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities.

If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Conversion Price adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Conversion Price that would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted plus the consideration, if any, actually received by the Corporation on the conversion of such Convertible Securities.

(iv)          For the purpose of the adjustment provided for in subparagraph (i) of this paragraph 3(j), if at any time or from time to time after the Original Issue Date the Corporation shall issue any rights or options for the purchase of Convertible Securities, then, in each such case, if the Effective Price thereof is less than the Conversion Price, the Corporation shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion of the total amount of Convertible Securities covered by such rights or options and to have received as consideration for the issuance of such Additional Shares of Common Stock an amount equal to the amount of consideration, if any, received by the Corporation for the issuance of such rights or options, plus the minimum amounts of consideration, if any, payable to the Corporation upon the conversion of such Convertible Securities. For purposes of the foregoing, “Effective Price” shall mean the quotient determined by dividing the total amount of such consideration by such maximum number of Additional Shares of Common Stock.  No further adjustment of such Conversion Price adjusted upon the issuance of such rights or options shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion of such Convertible Securities.

The provisions of subparagraph (iii) above for the readjustment of such Conversion Price upon the expiration of rights or options or the rights of conversion of Convertible Securities, shall apply mutatis mutandis to the rights, options and Convertible Securities referred to in this subparagraph (iv).

(k)           Definition.  The term “Additional Shares of Common Stock” as used herein shall mean all shares of Common Stock issued or deemed issued by the Corporation after the Original Issue Date, whether or not subsequently reacquired or retired by the Corporation, other than (i) shares of Common Stock issued upon conversion of the Series F Preferred Stock and (ii) any shares of Common Stock (as adjusted for all stock dividends, stock splits, subdivisions and combinations) issued to employees, officers, directors, consultants or other persons performing services for the Corporation (if so issued solely because of any such person’s status as an officer, director, employee, consultant or other person performing services for the Corporation and not as part of any offering of the Corporation’s securities) pursuant to any stock option plan, stock purchase plan or management incentive plan, agreement or arrangement approved by the Board.

(l)            Accountants’ Certificate of Adjustment.  In each case of an adjustment or readjustment of the Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Series F Preferred Stock, the Corporation, at its expense, shall cause independent certified public accountants of recognized standing selected by the Corporation (who may be the independent certified public accountants then auditing the books of the Corporation) to compute such adjustment or readjustment in accordance herewith and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Series F Preferred Stock at the holder’s address as shown in the Corporation’s books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based including a statement of (i) the consideration received or to be received by the Corporation for any Additional Shares of Common Stock issued or sold or deemed to have been issued or sold, (ii) the Conversion Price at the time in effect for each series of the Series F Preferred Stock and (iii) the number of Additional Shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon conversion of the Series F Preferred Stock.

(m)          Notices of Record Date.  In the event of any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation, or any transfer of all or substantially all the assets of the Corporation to any other corporation, entity or person, or any voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, the Corporation shall mail to each holder of Series F Preferred Stock (other than any such holder who is also a holder of record, or the affiliate of a holder of record, of the Corporation’s Common Stock, or is a director or executive officer, or an affiliate of a director or executive officer, of the Corporation) at least 20 days prior to the record date specified therein, a notice specifying (A) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and (B) the time, if any is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

(n)           Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of shares of Series F Preferred Stock.  In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of the Corporation’s Common Stock on the date of conversion, as determined in good faith by the Corporation’s Board of Directors.  Whether or not the fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series F Preferred Stock the holder holds at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(o)           Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series F Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series F Preferred Stock.  As a condition precedent to the taking of any action which would cause an adjustment to the Conversion Price, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient in order that it may validly and legally issue the shares of its Common Stock issuable based upon such adjusted Conversion Price.

(p)           Notices.  Any notice required by the provisions of this paragraph 3 to be given to the holder of shares of the Series F Preferred Stock shall be deemed given (i) when delivered by hand, (ii) when delivered by Federal Express or a similar overnight courier to each holder of record at his or her address appearing on the books of the Corporation or (iii) five days after being deposited in any United States Post Office enclosed in a postage prepaid, registered or certified envelope addressed to each holder of record at his or her address appearing on the books of the Corporation.

(q)           Payment of Taxes.  The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series F Preferred Stock or shares of Common Stock or other securities issued on account of Series F Preferred Stock pursuant hereto or certificates representing such shares or securities.  The Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series F Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series F Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

(r)            No Dilution or Impairment.  The Corporation shall not amend its articles of incorporation, as amended, or participate in any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the material terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series F Preferred Stock against dilution or other impairment.

4.             Voting Rights.

(a)           The Series F Preferred Stock shall have no voting rights except as provided herein or as otherwise from time to time required by law.

(b)           Whenever dividends payable on the Series F Preferred Stock have not been paid for three or more Dividend Periods, whether or not consecutive, the holders shall have the right,

with holders of any other series of securities of the Corporation ranking equally with the Series F Preferred Stock as to dividends that have similar voting rights (including, without limitation, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock) and on which dividends likewise have not been paid (the “Voting Parity Securities”), voting together as a class, at a special meeting called at the request of holders of at least 20% of the shares of Series F Preferred Stock outstanding or of holders of at least 20% of the shares of any Voting Parity Securities (unless such request for a special meeting is received less than 90 calendar days before the date fixed for the next annual or special meeting of the Corporation’s shareholders, in which event such election shall be held only at such next annual or special meeting of the Corporation’s shareholders) or at the Corporation’s next annual or special meeting of the Corporation’s shareholders, to elect two additional directors to the Board of Directors; provided that the election of any such director does not cause the Corporation to violate the applicable corporate governance requirements or any applicable exchange or trading market where the Common Stock is then listed or quoted, as the case may be; and provided, further, that at no time will the Corporation’s Board of Directors include more than two directors elected pursuant to this paragraph 4(b). At any meeting held for the purpose of electing such a director, the presence in person or by proxy of the holders of shares representing at least a majority of the voting power of the Series F Preferred Stock and any Voting Parity Securities, voting together as a class, shall be required to constitute a quorum of such shares.  The affirmative vote of the holders of Series F Preferred Stock and holders of any Voting Parity Securities, voting together as a class, representing a majority of the voting power of such shares present at such meeting, in person or by proxy, shall be sufficient to elect any such director.

(c)           Upon the election of any such directors, the number of directors that comprise the board of directors shall be increased by such number of directors.  Such directors shall be elected to terms that are the shorter of the next annual meeting of the Corporation and such time as full dividends have been paid on the Series F Preferred Stock for at least three consecutive Dividend Periods.  In the event such term expires prior to the time full dividends have been paid on the Series F Preferred Stock for at least three consecutive Dividend Periods, any such directors may be elected to successive terms of similar duration until full dividends have been paid on the Series F Preferred Stock for at least three consecutive Dividend Periods.  Holders of Series F Preferred Stock, together with holders of any Voting Parity Securities, voting together as a class, may remove any director they elected.  Any vacancy created by the removal of any such director shall be filled only by the vote of the holders of the Series F Preferred Stock and holders of any Voting Parity Securities, voting together as a class.  If the office of either such director becomes vacant for any reason other than removal, the remaining director may choose a successor who will hold office for the unexpired term of the vacant office.

(d)           So long as any shares of Series F Preferred Stock remain outstanding, the Corporation shall not, without the vote, in person or by proxy, or written consent of the holders of at least 75% of the shares of the Series F Preferred Stock, voting as a separate class:

(i)            amend the articles of incorporation, as amended, to authorize, or increase the authorized amount of, any shares of any class or series of stock ranking senior to the Series F Preferred Stock with respect to payment of dividends or distribution of assets on liquidation of the Corporation; as well as any amendment of the articles of incorporation, as amended, or amended and restated bylaws that would alter or change the voting powers, preferences or special rights of the Series F Preferred Stock so as to materially and adversely affect them; provided that the amendment of the articles of incorporation, as amended, so as to authorize or create, or to increase the authorized amount of any shares of any class or series or any securities convertible into shares of any class or series of stock of the Corporation ranking on a parity with or junior to the Series F Preferred Stock with respect to dividends and in the distribution of assets on liquidation, dissolution or winding-up of the Corporation shall not be deemed to materially and adversely affect the voting powers, preferences or special rights of the Series F Preferred Stock; or

(ii)           consummate a binding share exchange, a reclassification involving the Series F Preferred Stock or a merger or consolidation of the Corporation with another entity; provided, however, that the holders of Series F Preferred Stock shall have no right to vote under this provision or otherwise under Illinois law if in each case (A) both (1) the Series F Preferred Stock remains outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, is converted into or exchanged for preferred securities of the surviving or resulting entity (or its ultimate parent) that is an entity organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and (2) the Series F Preferred Stock remaining outstanding or the new preferred securities, as the case may be, have such powers, preferences and special rights, taken as a whole, as are not materially less favorable to the holders thereof than the powers, preferences and special rights of the Series F Preferred Stock, or (B) the Corporation has exercised its mandatory conversion rights pursuant to paragraph 3(c) hereof in connection with such consummation.

(e)           The number of votes of each share of Series F Preferred Stock and any Voting Parity Securities participating in the votes described above shall be calculated on an as converted basis or, if not all of such stock is convertible or exchangeable for Common Stock, shall be in proportion to the liquidation preference of such share.

5.             Redemption Rights.

(a)           The Corporation shall have the right at any time after the fifth anniversary of the Original Issue Date (the “Redemption Date”) to call and redeem all (but not less than all) of the outstanding shares of Series F Preferred Stock at a price of $10,000 per share, plus any authorized, declared and unpaid dividends thereon, without accumulation of any undeclared dividends, through the Redemption Date (the “Redemption Price”). Redemption of the Series F Preferred Stock is subject to receipt by the Corporation of any required prior approvals from the Board of Governors of the Federal Reserve System or any other regulatory authority.

(b)           Not less than 30 days nor more than 60 days prior to the Redemption Date, written notice (the “Redemption Notice”) shall be mailed, first class postage prepaid, to the holders of the shares of the Series F Preferred Stock at their address last shown on the records of the Corporation.  The Redemption Notice shall state: (i) the number of shares being redeemed; (ii) what the Redemption Date and Redemption Price are; (iii) that the holders’ voluntary Conversion Rights (as defined in paragraph 3) shall terminate; and (iv) that each holder is to surrender to the Corporation, in the manner and at the place designated, the certificates representing the shares of Series F Preferred Stock to be redeemed.

(c)           On or before the Redemption Date, the holders of shares of Series F Preferred Stock being redeemed, unless a holder has exercised his or her right to convert the shares as provided in paragraph 3 hereof, shall surrender the certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof.

(d)           If the Redemption Notice shall have been duly given, and if on or before the Redemption Date the Redemption Price has been set aside by the Corporation, then all shares of Series F Preferred Stock shall no longer be outstanding, shall be cancelled and retired and shall cease to exist.  Each certificate formerly representing any shares of the Series F Preferred Stock shall thereafter represent only the right to receive the Redemption Price.

6.             Liquidation.  Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series F Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, the amount of $10,000 per share, plus any authorized, declared and unpaid dividends through the date of such distribution, without accumulation of any undeclared dividends, before any payment or distribution shall be made on the Common Stock but pro rata with and in proportion to the liquidation rights of the holders of any other series of preferred stock with parity rights upon liquidation that are then outstanding. In the event the assets of the Corporation available for distribution to the holders of shares of the Series F Preferred Stock upon any dissolution, liquidation or winding up of the Corporation shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this paragraph 6, then all of the assets of the Corporation to be distributed to such holders of Series F Preferred Stock shall be distributed ratably to the holders of Series F Preferred Stock.  After the payment to the holders of the shares of the Series F Preferred Stock of the full amounts provided for in this paragraph 6, the holders of the Series F Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.

7.             Information Rights.  The holders of shares of Series F Preferred Stock shall be entitled to receive audited annual financial statements of the Corporation, as soon as such statements become available.

FURTHER RESOLVED, that the statements contained in the foregoing resolutions creating and designating the said issue of Series F Preferred Stock and fixing the number, powers, preferences and relative, optional, participating, and other special rights and the qualifications, limitations, restrictions, and other distinguishing characteristics thereof shall, upon the effective date of said series, be deemed to be included in and be a part of the articles of incorporation, as amended, of the Corporation pursuant to the provisions of the Illinois Business Corporation Act.

IN WITNESS WHEREOF, Midland States Bancorp, Inc. has caused this Statement of Resolution Establishing Series to be signed this 7th day of March, 2011, by a duly authorized officer, who affirms, under penalties of perjury, that the facts stated herein are true.

MIDLAND STATES BANCORP, INC.

By:	/s/ Douglas J. Tucker
	Name:	Douglas J. Tucker
	Title:	Senior Vice President and Corporate Counsel

SCHEDULE 7.2

Authorized Equity Interests of Borrower

(a)                                 Common Stock:  The Borrower has authorized 40,000,000 shares of common stock, 4,249,777 shares of which have been issued and remain outstanding as of May 11, 2011.

(b)                                 Series C 9% Non-Cumulative Perpetual Convertible Preferred Stock (“Series C Preferred Stock”).  The Borrower has currently authorized 3,130 shares of Series C Preferred Stock, 2,360 shares of which are outstanding.

(c)                                  Series D 9% Non-Cumulative Perpetual Convertible Preferred Stock (“Series D Preferred Stock”).  The Borrower has currently authorized 4,400 shares of Series D Preferred Stock, 2,377 shares of which are outstanding.

(d)                                 Series E 9% Non-Cumulative Perpetual Convertible Preferred Stock (“Series E Preferred Stock”).  The Borrower has currently authorized 630 shares of Series E Preferred Stock, and none of such shares are outstanding.

(e)                                  Series F 9% Non-Cumulative Perpetual Convertible Preferred Stock (“Series F Preferred Stock”).  The Borrower has currently authorized 500 shares of Series F Preferred Stock, and none of such shares are outstanding.

(f)                                   Stock Options.

Exerciserable	Non-Exercisable	Total Outstanding
183,610	390,260	573,870

(g)                                  Restricted Stock.  Included in the 4,249,777 shares of common stock listed in item (a) above are 31,360 shares which are restricted as to transferability.

(h)                                 Authorized Equity Interests of Subsidiaries.  Midland States Bank (the “Bank”) is the sole subsidiary of the Borrower.  All authorized and outstanding equity interests of the Bank are currently held by the Borrower.